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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                            SCHEDULE 14A INFORMATION

                         CONSENT SOLICITATION STATEMENT
       (PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934)

FILED BY THE REGISTRANT |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

CHECK THE APPROPRIATE BOX:

|_|   Preliminary Consent Solicitation Statement

|_| Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Consent Solicitation Statement

|_|   Definitive Additional Materials

|_|   Soliciting Materials Pursuant to ss. 240.14a-ll(c) or ss. 240.14a-12

                            FOGELMAN MORTGAGE L.P. I
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                            FOGELMAN MORTGAGE L.P. I
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           (NAME OF PERSONS(S) FILING CONSENT SOLICITATION STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|_|   No fee required.

|X|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
             Units of Limited Partnership Interest ("Units")
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         (2) Aggregate number of securities to which transaction applies:
             54,200 Units
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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             The filing fee of $9,660 has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of $48,300,000 (the aggregate of the cash presently estimated to be received by the Registrant).
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         (4) Proposed maximum aggregate value of transaction:
             $48,300,000
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         (5) Total fee paid:
             $9,660
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|X|   Fee paid previously with preliminary materials.
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:____________________________________________
         (2) Form, Schedule or Registration Statement No.:______________________
         (3) Filing Party:______________________________________________________
         (4) Date Filed:________________________________________________________

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


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                            FOGELMAN MORTGAGE L.P. I
                                One Seaport Plaza
                            New York, New York 10292

Dear Unitholders:

     We are writing to request your consent to the payoff of the two outstanding mortgage loans ("Mortgage Loans") payable to Fogelman Mortgage L.P. I ("Partnership"), for a minimum of $48,000,000 in cash. This constitutes the disposition of substantially all of the assets of the Partnership
("Disposition"). Holders of a majority of the Partnership's outstanding Units must consent to the proposal for the transaction to proceed.

     The enclosed materials discuss the transaction in detail, but we would like to summarize our reasons for recommending that you consent to the proposal.

     o The Disposition is expected to result in the distribution of approximately $886 per Unit.

     o The General Partner believes that the Disposition is the most attractive alternative available to the Partnership.

     o The Partnership has received an opinion from Scott-Macon Securities, Inc., the financial advisor to the Partnership, that the consideration to be received in connection with the Disposition is fair to the Partnership and Unitholders from a financial point of view (see "THE DISPOSITION - Fairness Opinion" in the attached Consent Solicitation Statement).

     o In determining the fairness of the Disposition, the financial advisor to the Partnership solicited other offers to purchase the Mortgage Loans and the proposed Disposition represented the most favorable terms.

     The primary disadvantage to the Disposition is that the amount of cash the Partnership is to receive from the Disposition (a minimum of $48,000,000 which may be increased based on certain additional interest payments which may be made) does not equal the total amount outstanding on the Mortgage Loans including accrued interest at December 31, 1997 ($57,772,000) and is less than the $49,800,000 appraisal of the properties underlying the Mortgage Loans, dated April 15, 1997.

     Unitholders who dissent from the consent of the majority in approving or disapproving the Disposition do not have any rights of appraisal or similar rights.

     YOU ARE ENCOURAGED TO READ THE CONSENT SOLICITATION STATEMENT IN ITS ENTIRETY, INCLUDING THE OPINION OF SCOTT-MACON SECURITIES, INC., WHICH IS APPENDED TO THE CONSENT SOLICITATION STATEMENT AS APPENDIX II. WE REQUEST THAT YOU APPROVE THE PROPOSED TRANSACTION BY SIGNING AND RETURNING THE ENCLOSED CONSENT CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. Your participation is extremely important, and your early response could save your Partnership the substantial costs associated with a follow-up mailing and other communications.

     If you have questions regarding the proposed Disposition or need assistance in completing and returning your consent card, you may call the Partnership's Soliciting Agent, Morrow & Co., Inc., at (800) 566-9061.

Dated: April 23, 1998                     PRUDENTIAL-BACHE PROPERTIES, INC.
                                          General Partner

                                          By: /s/ BRIAN J. MARTIN
                                              ------------------------------
                                              Brian J. Martin
                                              President

                           FOGELMAN MORTGAGE L.P. I

                               One Seaport Plaza
                           New York, New York  10292

                        NOTICE OF CONSENT SOLICITATION

To The Unitholders of Fogelman Mortgage L.P. I

      NOTICE IS HEREBY GIVEN to holders ("Unitholders") of units of beneficial interest of limited partnership interest ("Units") in Fogelman Mortgage L.P. I, a Tennessee limited partnership ("Partnership") that Prudential-Bache Properties, Inc. ("General Partner") is soliciting written consents to approve the payoff of the two outstanding mortgage loans ("Mortgage Loans") payable to the Partnership, constituting the disposition of substantially all of the Partnership's assets ("Disposition"). The Partnership will dispose of the Mortgage Loans for a minimum of $48,000,000 in cash pursuant to the Payoff Agreement effective on December 1, 1997, as amended as of January 30, 1998 ("Payoff Agreement"), by and among the Partnership, Fogelman Enterprises, L.P., a Delaware limited partnership ("FELP") and Avron B. Fogelman ("A. Fogelman," together with FELP, "Fogelman"). Under the terms of the Amended and Restated Certificate and Agreement of Limited Partnership ("Partnership Agreement") of the Partnership, the disposition of all of the Partnership's assets and the receipt of the final payment with respect thereto, automatically results in the termination and dissolution of the Partnership 120 days following such consummation of the Disposition. Following the consummation of the Disposition, a distribution of net payoff proceeds and net assets will be made to the Unitholders.

      The sale of all or substantially all of the Partnership's assets must be approved by Unitholders holding a majority of the outstanding Units. Because the Disposition will result in the disposition of substantially all of the Partnership's assets and the termination and dissolution of the Partnership, the approval of the Unitholders owning a majority of the outstanding Units is being sought. Only Unitholders of record at the close of business on April 1, 1998 are entitled to notice of the solicitation of consents and to give their consent to the Disposition. In order to be valid, all consents must be received before 5:00 P.M., New York City time, on May 26, 1998, unless such date or time is extended for a period ending not more than 60 days from the date the Consent Solicitation is mailed, in the sole discretion of the General Partner or unless the necessary vote to approve the Disposition is received earlier, then upon such date ("Expiration Date"). In no event shall the consummation of the Disposition occur later than May 29, 1998 unless such later date is approved by Fogelman, in its sole discretion. The vote will be obtained through the solicitation of written consents, and no meeting of Unitholders will be held. A consent may be revoked by written notice of revocation or by a later dated consent containing different instructions received at any time on or before the Expiration Date.

      Under the terms of the Partnership Agreement, annual reports are required to be delivered to Unitholders. Appendix III of the enclosed Consent Solicitation Statement contains the annual report on Form 10-K/A for the year ended December 31, 1997 which, other than the exhibits thereto, is hereby incorporated by reference. Please note that the exhibits attached to the annual report are not a part of the Consent Solicitation Statement. A separate annual report will not be mailed to Unitholders.

     YOUR APPROVAL IS IMPORTANT -- PLEASE READ THE CONSENT SOLICITATION STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AND RETURN IT PRIOR TO THE EXPIRATION DATE TO THE PARTNERSHIP'S SOLICITING AGENT IN THE ACCOMPANYING SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. Any consent card which is signed and does not specifically disapprove the Disposition will be treated as approving the Disposition. Your prompt response will be appreciated.

Dated: April 23, 1998                PRUDENTIAL-BACHE PROPERTIES, INC.,
                                     General Partner

                                     By:  /s/ BRIAN J. MARTIN
                                          ------------------------------------
                                          Brian J. Martin
                                          President

                            FOGELMAN MORTGAGE L.P. I
                                One Seaport Plaza
                            New York, New York 10292

                         CONSENT SOLICITATION STATEMENT

     This Consent Solicitation Statement ("Consent Statement") is being furnished to holders ("Unitholders") of units of beneficial interest of limited partnership interest ("Units") in Fogelman Mortgage L.P. I, a Tennessee limited partnership ("Partnership"), in connection with the solicitation of written consents ("Consents") by Prudential-Bache Properties, Inc. ("General Partner") to approve the payoff of the two outstanding mortgage loans ("Mortgage Loans") payable to the Partnership for a minimum of $48,000,000 in cash. This constitutes the disposition of substantially all of the Partnership's assets (the "Disposition"). The Partnership will dispose of the Mortgage Loans pursuant to the Payoff Agreement effective on December 1, 1997 ("Original Payoff Agreement"), as amended as of January 30, 1998 ("Payoff Agreement") by and among the Partnership, Fogelman Enterprises, L.P., a Delaware limited partnership ("FELP") and Avron B. Fogelman ("A. Fogelman", together with FELP, "Fogelman"), which agreement is attached hereto as Appendix I, and is more fully described in the Consent Statement under the heading "THE DISPOSITION." If the Disposition is approved and consummated, it would automatically result in the complete termination and dissolution of the Partnership upon the expiration of 120 days after the consummation of the Disposition. As a result of the Disposition, the net payoff proceeds and other Partnership assets will be distributed to Unitholders after payment of all expenses and liabilities.

     This Consent Statement, the attached Notice of Consent Solicitation and the accompanying consent card are first being mailed to Unitholders on or about April 23, 1998.

       THE DATE OF THIS CONSENT SOLICITATION STATEMENT IS APRIL 23, 1998.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SUMMARY....................................................................... 1

ACTION BY CONSENT............................................................. 5
      General................................................................. 5
      Matters to be Considered................................................ 5
      Record Date............................................................. 5
      Action by Consent....................................................... 5
      Fairness of the Disposition............................................. 6

THE DISPOSITION............................................................... 6
      Description of the Partnership.......................................... 6
      Description of the Mortgage Loans....................................... 6
      Background of the Disposition of the Mortgage Loans..................... 7
      Fairness Opinion........................................................ 9
      Recommendation of the General Partner...................................14
      Disadvantage of the Disposition.........................................15
      Failure to Approve the Disposition......................................15
      Terms of the Payoff Agreement...........................................16
      Benefit To General Partner From Disposition.............................17
      Use of Proceeds.........................................................17

CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE
   DISPOSITION................................................................18
      General.................................................................18
      Foreign Investors.......................................................19
      Certain State Income Tax Considerations.................................19
      Tax Conclusion..........................................................20

ACCOUNTING TREATMENT..........................................................20

NO APPRAISAL RIGHTS...........................................................20

SELECTED HISTORICAL FINANCIAL DATA............................................20

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF...............................21

VOTING PROCEDURES.............................................................21

AVAILABLE INFORMATION.........................................................22

DOCUMENT INCORPORATED BY REFERENCE............................................22

EXHIBIT AND APPENDICES

EXHIBIT A -- Form of Consent.................................................A-1

APPENDIX I -- Payoff Agreement...............................................I-1

APPENDIX II -- Opinion of Scott-Macon Securities, Inc.......................II-1

APPENDIX III -- Annual Report on Form 10-K/A for the year ended December 31,
  1997 ....................................................................III-1

                                     SUMMARY

     The following is a summary of the material aspects of the Disposition contained in this Consent Statement. References are made to, and this summary is qualified in its entirety by, the more detailed information contained in this Consent Statement. Unless otherwise defined herein, terms used in this summary have the respective meanings ascribed to them elsewhere in this Consent Statement. Unitholders are urged to read this Consent Statement in its entirety.

THE PARTNERSHIP

Fogelman Mortgage L.P. I.....................The Partnership is the holder of two Mortgage Loans. The principal
                                             offices of the Partnership are
                                             located at One Seaport Plaza, New
                                             York, New York 10292, and its
                                             telephone number is (212) 214-3500.

THE DISPOSITION

General......................................The proposal to be approved by the
                                             Unitholders is the payoff of the
                                             Mortgage Loans for $48,000,000 plus
                                             an amount, if any, by which the
                                             aggregate amount of interest paid
                                             to the Partnership with respect to
                                             the Mortgage Loans for the period
                                             October 1, 1997 through the
                                             consummation of the Disposition is
                                             less than interest on the face
                                             amount of the mortgage loans at an
                                             annual rate of 7.7%. This
                                             constitutes the disposition of
                                             substantially all of the
                                             Partnership's assets. See "THE
                                             DISPOSITION - Terms of the Payoff
                                             Agreement."

Background of the Disposition................See "THE DISPOSITION-Background of
                                             the Disposition."

Recommendation of the General Partner........The General Partner has carefully considered the Disposition and has
                                             concluded that the Disposition is
                                             fair and in the best interests of
                                             the Partnership and the
                                             Unitholders. Such conclusion is
                                             based, in part, on the fairness
                                             opinion which was rendered by the
                                             financial advisor to the
                                             Partnership and on the other
                                             factors discussed under "THE
                                             DISPOSITION - Recommendation of the
                                             General Partner." See APPENDIX II
                                             to this Consent

                                             Statement. Accordingly, the General
                                             Partner approved the Disposition.

Disadvantages of the Disposition.............The primary disadvantage of the
                                             Disposition is that the amount of
                                             cash the Partnership is to receive
                                             from the Disposition (a minimum of
                                             $48,000,000 which may be increased
                                             based on certain additional
                                             interest payments which may be paid
                                             to the Partnership) is less than
                                             the most recent appraised value of
                                             the Properties underlying the
                                             Mortgage Loans ($49,800,000) and
                                             less than the amount due on such
                                             Mortgage Loans including accrued
                                             interest at December 31, 1997
                                             ($57,772,000).

Security Ownership
and Voting Thereof...........................At the Record Date, neither the
                                             General Partner nor any executive
                                             officer or director of the General
                                             Partner, owned directly or
                                             beneficially any Units, except that
                                             Prudential Securities, Inc.
                                             ("PSI"), an affiliate of the
                                             General Partner, beneficially owns
                                             835 Units and PSI intends to
                                             consent to the Disposition. PSI is
                                             not making a recommendation to the
                                             Unitholders regarding whether
                                             Unitholders should consent to the
                                             Disposition. See "VOTING SECURITIES
                                             AND PRINCIPAL HOLDERS THEREOF."

Opinion of Financial Advisor.................Scott-Macon Securities, Inc.
                                             ("Scott-Macon") acted as a
                                             financial advisor to the
                                             Partnership in connection with the
                                             Disposition. The General Partner
                                             has received a fairness opinion
                                             from Scott-Macon that the
                                             consideration to be received by the
                                             Partnership in connection with the
                                             Disposition is fair, from a
                                             financial point of view, to the
                                             Partnership and the Unitholders.
                                             See "THE DISPOSITION-Fairness
                                             Opinion."

Consummation of the Disposition..............The Disposition will be consummated as promptly as practical after
                                             obtaining the requisite approval by
                                             the Unitholders of the Disposition.
                                             See "THE DISPOSITION-Terms of the
                                             Payoff Agreement."

No Appraisal Rights..........................If the Disposition is approved by
                                             Unitholders owning a majority in
                                             interest of the outstanding Units,
                                             dissenting Unitholders will not
                                             have appraisal rights or similar
                                             rights in connection with the
                                             Disposition. See "NO APPRAISAL
                                             RIGHTS."

Certain Federal and State
Income Tax Consequences......................The Partnership expects to recognize taxable income of
                                             approximately $1,000,000 from the
                                             Disposition. The Partnership would
                                             have taxable income in a comparable
                                             amount regardless of whether it
                                             received an equivalent amount of
                                             proceeds at the maturity of the
                                             Mortgage Loans (were they held
                                             until then), or upon the
                                             Disposition. The Disposition
                                             proceeds distributed to the
                                             Unitholders are expected to exceed
                                             the Unitholders' income tax
                                             liability attributed to the
                                             Disposition. See "CERTAIN FEDERAL
                                             AND STATE INCOME TAX CONSEQUENCES
                                             OF THE DISPOSITION."

Distribution of Net Payoff Amount............As promptly as practicable following the consummation of the
                                             Disposition, the General Partner
                                             will determine the amount of funds
                                             that it believes will be sufficient
                                             to provide for the Partnership's
                                             liabilities, including contingent
                                             liabilities, if any. The balance of
                                             the Partnership's funds will be
                                             distributed to the Unitholders and
                                             General Partner in accordance with
                                             the Partnership Agreement. Once all
                                             liabilities have been satisfied,
                                             the Partnership will distribute its
                                             remaining net assets and dissolve.
                                             It is expected that a portion of
                                             the net "Payoff Amount" (as defined
                                             under "THE DISPOSITION - Terms of
                                             the Payoff Agreement") will be
                                             distributed as soon as practicable
                                             following the consummation of the
                                             Disposition and the balance will be
                                             distributed within 120 days of the
                                             consummated Disposition. The net
                                             "Payoff Amount" is expected to
                                             result in a
                                             distribution to Unitholders of
                                             approximately $886 per Unit.

ACTION BY WRITTEN CONSENT

Termination of Consent
Solicitation.................................Consents must be received by mail or facsimile before May 26, 1998,
                                             at 5:00 P.M., New York City time,
                                             unless such date or time is
                                             extended for a period ending not
                                             more than 60 days from the date the
                                             Consent Solicitation Statement is
                                             mailed, in the sole discretion of
                                             the General Partner, or unless the
                                             necessary vote to approve the
                                             Disposition is received earlier,
                                             then upon such date ("Expiration
                                             Date").

Record Date; Units
Entitled to Consent..........................Unitholders of record at the close of business on April 1, 1998 are
                                             entitled to approve the Disposition
                                             by written Consent. At such date
                                             there were outstanding 54,200
                                             Units, each of which will entitle
                                             the record owner thereof to one
                                             vote.

Purpose of the Action........................Written Consents are being solicited to approve the payoff of
                                             the Mortgage Loans, constituting
                                             the disposition of substantially
                                             all of the assets of the
                                             Partnership.

Soliciting Agent.............................The Partnership has retained Morrow
                                             & Co., Inc. to act as Soliciting
                                             Agent and assist in the
                                             solicitation of Consents.
                                             Completed, signed consent cards
                                             must be returned to Morrow & Co.,
                                             Inc., 909 Third Avenue, New York,
                                             New York, 10022-4799 by mail or
                                             facsimile before the Expiration
                                             Date. If you have any questions,
                                             please call Morrow & Co., Inc. at
                                             (800) 566-9061.

Consent Required.............................The proposal must be approved by
                                             Unitholders holding a majority of
                                             all outstanding Units.

Revocability of Consent......................A consent may be revoked by written notice of revocation or by a later
                                             dated consent containing different
                                             instructions received at any time
                                             on or before the Expiration Date.

                                ACTION BY CONSENT

GENERAL

     This Consent Statement is being furnished on behalf of the Partnership to the Unitholders of the Partnership in connection with the solicitation of Consents by Prudential-Bache Properties, Inc., as the General Partner.

     This Consent Statement, the attached Notice of Consent Solicitation and accompanying consent card are first being mailed to Unitholders on or about April 23, 1998.

MATTERS TO BE CONSIDERED

     Consents are being solicited to approve the payoff of the Mortgage Loans for a minimum of $48,000,000 in cash, constituting the disposition of substantially all of the Partnership's assets. Upon the Disposition, the General Partner will make a distribution to the Unitholders of substantially all of the net Payoff Amount and other Partnership assets after payment or the retention of proceeds to pay all expenses and liabilities. The Disposition will be followed by the complete liquidation and dissolution of the Partnership upon the expiration of 120 days following such consummation of the Disposition, at which time any remaining proceeds will be distributed.

     The General Partner proposes that the Unitholders approve the Disposition for a minimum of $48,000,000 in cash of substantially all of the Partnership's assets, which consist of the two Mortgage Loans: (i) a loan in the face amount of $22,745,000 ("Pointe Royal Loan") made to FPI Royal View, Ltd. ("Royal View"), and (ii) a loan in the face amount of $23,320,000 ("Westmont Loan") made to FPI Chesterfield, L.P. ("Chesterfield", together with Royal View, the "Fogelman Partnerships"), pursuant to the Payoff Agreement attached hereto as APPENDIX I.

RECORD DATE

     The close of business on April 1, 1998 ("Record Date") has been fixed by the General Partner for determining the Unitholders entitled to receive notice of the solicitation of Consents and to give their Consent to the Disposition. On the Record Date, there were 54,200 issued and outstanding Units entitled to vote held of record by 4,956 holders.

ACTION BY CONSENT

     The Partnership Agreement requires Unitholders to approve the sale of all or substantially all of the Partnership's assets. Because the Disposition would result in the disposition of substantially all of the Partnership's assets and the automatic termination and dissolution of the Partnership, the approval of the Disposition by the Unitholders owning a majority of the outstanding Units is being sought to effect the Disposition. Such approval will be obtained through a solicitation of written Consents from Unitholders, and no meeting of Unitholders will be held to vote on the Disposition. Under Tennessee law and under the Partnership Agreement, any matter upon which the limited partners and Unitholders are entitled to act may be submitted for a vote by written consent without a meeting. Any Consent given pursuant to this solicitation may be revoked by the person given it at any time before 5:00 P.M., New York City time, on May 26, 1998 (unless the expiration of the solicitation is shortened or extended), by sending a written notice of revocation or a later dated Consent containing different instructions to the solicitation agent at Morrow & Co., Inc., 909 Third Avenue, New York, New York, 10022-4799.

     In addition to solicitation by use of the mails, officers, directors and employees of the General Partner or their affiliates may solicit Consents in person or by telephone, facsimile or other means of communication. Such officers, directors and employees will not receive additional compensation for such services but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements have been made with custodians, nominees and fiduciaries, where applicable, for the forwarding of consent solicitation materials to beneficial owners of Units held of record by such custodians, nominees and fiduciaries and the Partnership will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, the Partnership has hired Morrow & Co., Inc. to assist in the solicitation of the Consents, and will pay an estimated fee of $10,000 plus the usual and customary fees and expenses associated with such solicitation assistance. All costs and expenses of the solicitation of Consents, including the costs of preparing and mailing this Consent Statement, will be borne by the Partnership. The aggregate expenses anticipated to be incurred by the Partnership relating to this solicitation, including legal fees are expected to be approximately $380,000.

FAIRNESS OF THE DISPOSITION

     The General Partner believes that the terms of the Disposition are fair and reasonable and that the Disposition is in the best interests of the Unitholders and the Partnership and has, therefore, approved the Disposition. In determining the fairness of the Disposition, the General Partner considered each of the factors discussed in the section of this Consent Statement entitled "THE DISPOSITION--Recommendation of the General Partner." In addition, the General Partner relied upon the fairness opinion rendered by the financial advisor to the Partnership that is set forth as APPENDIX II hereto. See "THE DISPOSITION --Fairness Opinion."

                                 THE DISPOSITION

DESCRIPTION OF THE PARTNERSHIP

     The Partnership, a Tennessee limited partnership, was formed on September 4, 1986 and will terminate on December 31, 2016 unless terminated sooner under the Partnership Agreement. In 1987, 54,200 Units were sold to the public at $1,000 per unit. The offering closed in July 1987 and the net proceeds were used to fund two Mortgage Loans which provided construction financing and permanent financing for the development of two multi-family residential apartment complexes.

DESCRIPTION OF THE MORTGAGE LOANS

     The Partnership is the holder of the two Mortgage Loans. The Pointe Royal Loan is secured by a first mortgage and related security documents encumbering the Pointe Royal Apartments which is a 437 unit project in Overland Park, Kansas ("Pointe Royal Apartments"). The Pointe Royal Loan is payable by a Fogelman Partnership in which A. Fogelman and FELP are the general partners, and matures on April 23, 1999. The Westmont Loan is secured by a first mortgage and related security documents encumbering the Westmont Apartments which is a 489 unit project in Chesterfield, Missouri ("Westmont Apartments" collectively with the Pointe Royal Apartments, "Properties"). The Westmont Loan is also payable by a Fogelman Partnership in which A. Fogelman and FELP are the general partners, and matures on July 8, 1999.

     The Mortgage Loans were structured as interest only loans with interest payable annually at a rate of 9.50% per annum and a bullet repayment at the end of twelve years. The Mortgage Loans were initially guaranteed by A. Fogelman, however, after a restructuring in 1990 as described below, the guaranty was removed. The Mortgage Loans are solely nonrecourse notes collateralized by the Pointe Royal Apartments and the Westmont Apartments.

     The Mortgage Loans were amended effective January 1, 1990. If property cash flow is insufficient to pay the interest, then the interest paid is equal to the property cash flow and the difference is accrued and bears interest at 9.50% per annum. During 1992, A. Fogelman, the Partnership and other defendants settled litigation with certain investors in the Partnership who brought a suit against the Partnership, alleging that the Partnership violated certain provisions of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended in connection with the sale of the Units. The investors claimed the Partnership misstated or failed to disclose material facts in the registration statement and prospectus that accompanied the offering material. Pursuant to the settlement, funds placed by A. Fogelman in trust to satisfy his guaranty related to the Mortgage Loans were released to the Partnership and applied as payment of accrued interest. A. Fogelman was then released from his guaranty on the Mortgage Loans and A. Fogelman and affiliated entities withdrew as general partners from the Partnership. In connection with the settlement, and until negotiations commenced with respect to the Payoff Agreement, there have been no material contracts, arrangements, understandings, relationships, negotiations or transactions between A. Fogelman and his affiliates and the Partnership, except with respect to the Mortgage Loans. In accordance with the transfer of funds to the Partnership, the Pointe Royal Apartments and the Westmont Apartments recorded second mortgage notes payable to A. Fogelman in the amounts of $1,063,000 and $1,089,000, respectively, which were the amounts transferred to the Partnership. These notes bear interest at the prime rate plus 2%, adjustable monthly, and the notes mature on April 23, 1999 and July 8, 1999, respectively. The notes and interest are subordinate to the Mortgage Loans and related interest payable to the Partnership.

     The principal amount due on the Mortgage Loans and the twelve year bullet maturity were unchanged in the restructuring. Therefore, the Pointe Royal Loan current balance remains at $22,745,000 and matures on April 23, 1999, while the Westmont Loan current balance remains at $23,320,000 and matures on July 8, 1999. The total current face amount of the Mortgage Loans is $46,065,000. The total accrued interest on the Mortgage Loans at December 31, 1997 was approximately $11,707,000 which, when added to the principal amounts outstanding, increases the total obligation on the Mortgage Loans to approximately $57,772,000. At maturity, the total amount due with respect to the Mortgage Loans will equal the sum of (i) the face amount of the Mortgage Loans,
(ii) total accrued interest on the Mortgage Loans, and (iii) any contingent interest due under the Mortgage Loans.

BACKGROUND OF THE DISPOSITION OF THE MORTGAGE LOANS

     In March 1997, an officer and counsel of Fogelman met with officers of the General Partner to discuss the possibility of paying off the Mortgage Loans for an aggregate payoff amount of approximately $36,000,000. The General Partner believed such amount was inadequate because it was substantially below (i) the amount due on the Mortgage Loans, (ii) the face amount (the principal amount due on the Mortgage Loans) of the Mortgage Loans, and (iii) the March 1996 appraised value of the Properties as evidenced by a March 1996 appraisal prepared by Cushman & Wakefield in the amount of $51,500,000. Therefore, the General Partner declined to accept the offer.

     Following the first offer by Fogelman, the General Partner concluded that it would be appropriate to obtain a current appraisal of the Properties in the expectation that additional offers may follow and instructed Cushman & Wakefield to prepare a new appraisal of the Properties. Cushman & Wakefield is a nationwide commercial real estate company which provides a broad array of services including a valuations and appraisals. Cushman & Wakefield was selected to perform the appraisals based on their qualifications, expertise and reputation as well as this firm's prior performance for other partnerships sponsored by the General Partner or its affiliates. Other than with respect to the appraisals, Cushman & Wakefield had no prior relationship with the Partnership. Cushman & Wakefield has, from time to time, acted as a financial consultant to or provided appraisal on valuation services for the General Partner and its affiliates and may do so in the future.

     Cushman & Wakefield prepared complete, self-contained appraisal reports regarding the Properties. In the process of conducting each of the appraisals, Cushman & Wakefield prepared a sales comparison approach and income capitalization approach, whereby Cushman & Wakefield interviewed the asset manager and property manager; reviewed historical leasing activity, concessions, occupancy levels and current rent roll; reviewed historical and budgeted operating statements; conducted a market survey of competing projects relative to rents and occupancies; developed a stabilized net operating income and 11-year cash flow projection for purposes of direct capitalization and discounted cash flow analysis; and analyzed recent sales of comparable apartment properties within the relevant market area (capitalization rates, price per unit, expense ratios and effective gross income multipliers).

     The Partnership imposed no conditions or limitations on the scope of Cushman and Wakefield's appraisals or the methods or procedures in producing such appraisals and did not give Cushman & Wakefield instructions regarding how to perform the appraisals or as to any other matters. Cushman & Wakefield did not determine the Payoff Amount.

     In September 1997, on one occasion an officer and counsel of Fogelman met with officers of the General Partner concerning paying off the Mortgage Loans, this time offering an aggregate of $44,500,000. The focus of the meeting was on the valuation of the Mortgage Loans. The parties discussed the decline in the market value of the Properties, the difficulty of realizing the value of the Mortgage Loans if they were held until maturity and the present availability to Fogelman of favorable financing with which to pay off the Mortgage Loans. The outstanding face amount of the Mortgage Loans equaled $46,065,000 which, when added to the accrued interest thereon, aggregated approximately $56,788,000, as of September 30, 1997. Having received an updated appraisal from Cushman & Wakefield dated April 15, 1997 indicating that the value of the Properties was $49,800,000 which showed a decline of $1,700,000 from the March 1996 appraisals. The General Partner determined that it was in the best interest of the Unitholders to respond to Fogelman's offer by entering into negotiations with Fogelman concerning the possible payoff of the Mortgage Loans. Numerous telephone conversations were held regarding the valuation of the Mortgage Loans and the determination of the Payoff Amount, as well as other specific terms and conditions such as whether there would be a financing contingency, the need for a fairness opinion and who would pay various fees and expenses. As a result of such negotiations, Fogelman increased the offer to an amount equal to $46,065,000 plus certain costs of the Consent Solicitation and guarantees related to interest payments. Following such negotiations, the Board of Directors of the General Partner met and unanimously authorized management to enter into an agreement providing for the Payoff Amount, subject to receiving a fairness opinion with regard to the transaction from an investment banking firm, and to negotiate any additional terms.

     The General Partner considered various factors that it determined important which are discussed under "The Disposition--Recommendations of the General Partner," below.

     The General Partner determined that it would be fair and in the best interest of the Partnership to enter into the Original Payoff Agreement subject to, among other things, obtaining a fairness opinion and the consent of Unitholders.

     Other than with respect to the filing of the Consent Solicitation materials, no federal or state regulatory requirements must be complied with or approval obtained in connection with the Disposition.

     The General Partner determined to make any acceptance of the Payoff Agreement conditioned on obtaining a fairness opinion, as described below. The General Partner agreed to the Payoff Amount and Scott-Macon did not set such price. As part of the process of rendering a fairness opinion, Scott-Macon conducted an open bid process as described under "THE DISPOSITION--Fairness Opinion" below. As a result of that process, Fogelman raised its payoff offer to $48,000,000 and an amount equal to the aggregate of interest payments previously made on the Mortgage Loan during a specified period. The Original Payoff Agreement was amended to reflect this increased Payoff Amount, the completion of due diligence by lenders to Fogelman, the lack of a financing contingency and certain other changes. See Appendix I for a copy of the Payoff Agreement.

FAIRNESS OPINION

     The Partnership initially consulted with Scott-Macon, at the end of November 1997, to act as its financial advisor and to render an opinion to the Board of Directors of the General Partner of the Partnership, as to the fairness to the Partnership, from a financial point of view, of the total consideration to be received for the Mortgage Loans pursuant to the Original Payoff Agreement with Fogelman. Scott-Macon determined that a selling process was necessary in order for it to provide a fairness opinion and informed the Board of Directors of the General Partner. On December 1, 1997, the Board of Directors entered into an agreement with Scott-Macon for the completion of a selling process in accordance with the terms of its engagement letter and, subsequent to that selling process, provide the Fairness Opinion for the selected offer.

     Scott-Macon is an investment banking firm that provides a wide range of financial advisory and valuation services. It was selected by the Board of Directors to provide such services based upon the firm's qualifications, expertise and reputation, as well as its previous performance as an investment banker with respect to other partnerships sponsored by the General Partner or its affiliates, although it had not previously provided services to the Partnership. The Partnership imposed no conditions or limitations on the scope of Scott-Macon's investigation or the methods of procedures to be followed in conducting the selling process or rendering its Fairness Opinion, nor did it give Scott-Macon any instructions regarding how to conduct such process or render its Fairness Opinion.

     On January 30, 1998, Scott-Macon delivered to the Board of Directors of the General Partner its Fairness Opinion, which stated that as of such date, the total consideration to be received by the Partnership, for the Mortgage Loans, pursuant to the Payoff Agreement, was fair to the Partnership and the Unitholders from a financial point of view. The decision to enter into the Payoff Agreement, however, was made by the Board of Directors of the General Partner.

     A copy of the full text of the Fairness Opinion, which sets forth assumptions made, matters considered, and limits on the review undertaken by Scott-Macon, is attached hereto as Appendix II. Unitholders are urged to read this Fairness Opinion in its entirety. The Fairness Opinion, which is directed only to the offer being made pursuant to the Payoff Agreement, was for the information of the Board of Directors and does not constitute a recommendation to any Unitholder. The summary of the Fairness Opinion set forth in this Consent Statement is qualified in its entirety by reference to the full text of such Fairness Opinion.

     For purposes of the Fairness Opinion, Scott-Macon: (i) reviewed the offers received for the Mortgage Loans, (ii) reviewed the Original Payoff Agreement and the Payoff Agreement, (iii) analyzed all loan documentation associated with the Mortgage Loans, (iv) analyzed certain publicly available financial statements for the Partnership, (v) analyzed certain financial statements and other financial and operating data concerning the Mortgage Loans and the two underlying Properties prepared by the Properties' management, as well as an appraisal of the Properties prepared by Cushman & Wakefield, (vi) analyzed certain budgets of the Properties, prepared by the Properties' management, (vii) received information from members of the senior management of the Partnership on past and current business operations and the financial condition and future prospects of the Partnership, (viii) at the direction of the Board of Directors of the General Partner, participated in completing a selling process in which twenty-five firms were contacted to determine any interest in acquiring the Mortgage Loans, (ix) reviewed and evaluated reported market prices of the Partnership's Units, and (x) conducted such other studies, analyses, and examinations it deemed necessary, including reviewing information concerning public mortgage real estate investment trusts to determine if any were comparable in an effort to value the Partnership's assets and analyzing the financial statements of the publicly traded company which submitted one of the written bids.

     In connection with its review, Scott-Macon relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding the Mortgage Loans and the Properties provided to Scott-Macon by the Partnership and its representatives and by the Properties' management. With respect to the financial information, Scott-Macon assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Properties' management as to the future financial performance of the Properties. Scott-Macon was not retained to conduct a physical inspection of the Properties, nor did Scott-Macon make any independent valuation or appraisal of the Properties' or the Partnership's assets or liabilities. Scott-Macon also assumed that the Payoff Agreement in all respects is and will be in compliance with all laws and regulations that are applicable to the Partnership.

     Scott-Macon's Fairness Opinion was based solely upon the information available to it and the economic, market and other circumstances as they existed as of January 30, 1998. Events occurring after that date could materially affect the assumptions and conclusions contained in the Fairness Opinion. Scott-Macon does not undertake to reaffirm or revise its Fairness Opinion or otherwise take account of any events occurring after January 30, 1998.

     In connection with rendering its Fairness Opinion, Scott-Macon performed a variety of financial analyses, which included those summarized below. Although the evaluation of the fairness, from a financial point of view, of the total consideration to be paid pursuant to the Payoff Agreement was to some extent a subjective one based on the experience and judgment of Scott-Macon and not merely the result of mathematical analyses of financial data, Scott-Macon relied on several basic financial valuation methodologies in its determinations. Scott-Macon believes its analyses must be considered as a whole and that selecting portions of such analyses and factors considered by Scott-Macon without considering all such analyses and factors could create an incomplete view of the process underlying Scott-Macon's Fairness Opinion. In its analyses, Scott-Macon made numerous assumptions with respect to business, market, monetary and economic conditions, industry performance and other matters, many of which are beyond the Partnership's control. Any estimates contained in Scott-Macon's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. None of the analyses performed by Scott-Macon was assigned a greater significance by Scott-Macon than any other.

     Scott-Macon prepared a selling memorandum which contained detailed information on the Mortgage Loans and summary information on the underlying Properties, which memorandum was distributed as part of the bid process. Scott-Macon approached twenty-five firms which it believed would be likely buyers of the Mortgage Loans based on its experience as investment bankers, suggestions from industry consultants with whom Scott-Macon had previously worked (and which deal with buyers of mortgage loans) and on a lead based on prior correspondence received by the General Partner. Of these twenty-five firms, three submitted written offers to purchase the Mortgage Loans, while four verbally indicated an initial interest to purchase the Mortgage Loans. All of the verbal indications were below the written offers and were not pursued. Scott-Macon completed a "modified open bid process" which meant that, although the bidders did not have access to the other bidders or their bids, Scott-Macon could communicate with each of the three firms (two bidders and Fogelman) concerning the general terms and conditions required to continue the process, including pricing and what contingencies each bidder was imposing (such as due diligence or financing). Scott-Mason could add to the terms and conditions as the process evolved and it determined what one of the bidders was willing to include in their offers. In addition, the modified bid process is flexible and does not limit the number of times an entity can change its bid during the process. This process also allowed Scott-Macon to determine the timing of completing the process.

     Upon receiving the two bids, each for $48,500,000, Scott-Macon communicated to one of the bidders, a private firm which, to the knowledge of the General Partner, primarily engages in making tender offers, that to be competitive in the bidding process, its offer needed to be made without any financial or due diligence contingencies. Such bidder did not comply with Scott-Macon's request. Scott-Macon communicated to the other bidder, a large publicly traded real estate investment trust, that in order for its bid to be considered, it must forego its due diligence contingency which would otherwise affect the certainty of closing and of receiving the offered price, but the bidder refused to do so. Scott-Macon indicated to Fogelman that for Fogelman to remain competitive it must increase its offer and, after further discussion with Scott-Macon, Fogelman increased its offer to a base of $48,000,000 and to continue to provide certain additional interest payments. Fogelman subsequently informed Scott-Macon that it was willing to offer these terms but would not continue to be willing to pay for certain expenses of solicitation which it had previously agreed to pay. As a result of the bid process, Fogelman contacted the Partnership and agreed to modify the Original Payoff Agreement to contain the new terms. Although the two bids were for an amount in excess of the minimum Payoff Amount, they were not considered by Scott-Macon to be as favorable as the offer under the Payoff Agreement after considering the guaranteed interest portion of the Payoff Agreement, the risks and possible delays associated with the due diligence contingency in both offers and the risks associated with the financing contingency in one offer, which conditions created less certainty of closing and of receiving the offered price.

     Scott-Macon completed a discounted cash flow analysis which considered two cases as follows: (i) Case 1 assumed that a foreclosure on the underlying properties occurred either (x) fifteen months from closing at the time the Mortgage Notes mature, i.e. April 1999 and July 1999, due to failure to repay the outstanding obligation; or, if the owners of the Properties enter into bankruptcy, (y) thirty months from closing (fifteen months from maturity of the Mortgage Notes), i.e. October 2000; and (ii) Case 2 assumed that (x) at maturity, the full obligations of the Mortgage Notes were repaid; and (y) if the obligations were not repaid, a foreclosure occurred thirty months from closing (fifteen months from maturity of the Mortgage Notes) as part of a bankruptcy proceeding, i.e. October 2000. Within each case, two alternatives were reviewed: (1) Alternative A assumed no growth in the combined net operating income of the two Properties; and (2) Alternative B assumed a 6% annual compound growth in the combined net operating income of the two Properties. Based on these two cases and two alternatives, four scenarios were analyzed; Case 1A, Case 1B, Case 2A and Case 2B.

     The model utilized nine assumptions as follows: (i) the closing of a potential transaction was assumed to occur on April 30, 1998 while the Mortgage Notes were assumed to mature on July 31, 1999; (ii) the six percent growth rate used in Alternative B was used since it was slightly higher than the growth rate in net operating income in any one of the last three years and was also slightly higher than the five year annual compound growth rate; (iii) in valuing the Properties, capitalization rates of 9.0%, 9.5% and 10.0% were utilized as they were consistent with the capitalization rates utilized by Cushman & Wakefield in their appraisal on the Properties completed on April 15, 1997; (iv) for the fifteen month period from a potential closing to the maturity of the Mortgage Notes and for the thirty month period from a potential closing to the end of a possible bankruptcy, the value of the Properties were reduced by (x) $1,000,000 to reflect an estimate of the potential legal costs associated with a property foreclosure; and (y) $11,500 per month to reflect the costs associated with operating the Partnership through either July, 1999 or October, 2000; (v) for Case 2, the total obligation at maturity was calculated by adding the current accrued interest to the principal balance and estimating the additional accrued interest from closing to maturity; (vi) 75% of the interest due at 9.5% was assumed to be paid and, therefore, 25% of the interest due accrued as this percentage was consistent with the period from 1990 to 1996 when the actual interest paid to the interest due ranged from a low of approximately 71% to a high of approximately 81% with an average of 76%; (vii) the accrued interest as well as the accrued interest balance at closing earned interest at 9.5%; (viii) in calculating the net present value, the interest paid on the Mortgage Notes on a current basis, i.e. the 75% of the interest due, was added to the total amount paid at maturity; and (ix) discount rates of 13%, 18% and 23% were utilized in calculating the net present value as these discount rates appropriately reflected alternative investments with risk attributes similar to that of the Mortgage Notes. The total consideration reflected in the offer was compared to the values derived from the discounted cash flow model. The overall results in Case 1A ranged from a low net present value of approximately $32,800,000 to a high net present value of approximately $44,800,000 with an average of the eighteen net present value calculations of approximately $38,700,000. The overall results in Case 1B ranged from a low net present value of approximately $37,000,000 to a high net present value of approximately $47,800,000 with an average of the eighteen net present value calculations of approximately $41,900,000. The overall results for Case 2A ranged from a low net present value of approximately $32,800,000 to a high net present value of approximately $52,400,000 with an average of the twelve net present value calculations of approximately $40,400,000. The overall results for Case 2B ranged from a low net present value of approximately $37,000,000 to a high net present value of approximately $52,400,000 with an average of the twelve net present value calculations of approximately $44,000,000. In all four cases, the average net present value was lower than the Offer and only in Case 2A and Case 2B did the net present value exceed the face amount of the Mortgage Notes and that occurred only under the assumption that the total obligations of the Mortgage Notes were repaid in full at maturity which is estimated to be approximately $61,600,000.

     Scott-Macon compared the results of the selling process and the net present value analysis in conjunction with the Cushman & Wakefield appraisal at April 15, 1997. Cushman & Wakefield calculated fair market values using the sales approach and the income approach for the Pointe Royal Apartment Complex of $24,200,000 and for the Westmont Apartment Complex of $25,600,000 for a total value of the two apartment complexes of $49,800,000. In all four net present value cases, the average net present value was lower than the Payoff Amount and only in Case 2A and Case 2B did the net present value exceed the face amount of the Mortgage Notes and that occurred only under the assumption that the total obligations of the Mortgage Notes were repaid in full at maturity which is estimated to be approximately $61,600,000. Although Scott-Macon did consider the total amount due on the loans of approximately $61,600,000 in its net present value analysis, Scott-Macon determined that the likelihood of repayment was highly unlikely given that the underlying collateral value, based on the Cushman & Wakefield appraisal at April 15, 1997 was $49,800,000. Scott-Macon believes that the present value analysis support the finding as to fairness.

     Scott-Macon reviewed the limited partnership secondary market price for the Partnership's Units as stated in the January 1998 issue of the Dow Jones Investment Advisor, which was the latest issue available at the time of rendering the Fairness Opinion. According to the publication, the market prices are based upon eleven secondary market firms which provide individual unit transactions to compute a weighted average per unit and a 12-month high/low pricing range. The listing indicated that for the latest period, the twelve months ended October 31, 1997, the highest trading price for the Partnership's Units was $720 while the lowest trading price was $505. With 54,200 Partnership Units outstanding, this equated to a high market value of approximately $39,000,000 and a low value of approximately $27,400,000; both values substantially less than the total consideration received by the Partnership pursuant to the Payoff Agreement and substantially less than the $886 per Unit which the Partnership expects to distribute from the net Payoff Amount. Furthermore, the trading market in the Partnership's Units is extremely thin (i.e. 17 trades were completed in the month of October 1997), casting doubt on the ability of all Unitholders to receive the reported trading prices for their units.

     The total consideration to be received by the Partnership pursuant to the Payoff Agreement includes a cash payment of $48,000,000 which may be increased based on certain additional payments which may be paid to the Partnership. The Payoff Agreement provides for a guaranty of 7.7% interest on the Mortgage Loans from October 1, 1997 through closing. According to the Payoff Agreement, from October 1, 1997 through November 30, 1997, the shortfall (which was $329,553) between the 7.7% interest guaranty and the property cash flow (as defined in the original loan documents) accumulates and is paid at closing, unless paid prior to closing. From December 1, 1997 through closing, the Payoff Agreement requires that the 7.7% interest guaranty be paid on a current monthly basis. From 1990 through 1997, the cumulative interest paid on the Mortgage Loans resulted in an effective interest rate of 6.47%. The interest paid for the four months from December 1997 through March 1998 of $1,340,137 was in excess of $1,182,336 ($295,584 monthly 7.7% interest guaranty for the four months) and, therefore, reduced the interest guaranty presently due at closing to approximately $172,000.

     Based on all of the foregoing considerations, Scott-Macon rendered its Fairness Opinion.

     Scott-Macon received a fee for the preparation and rendering of its Fairness Opinion in the amount of $100,000. In connection with the Fairness Opinion, Scott-Macon and its affiliates have also performed investment banking services for the Partnership by acting as financial advisor to the Partnership and including conducting the bidding process in connection with the sale of the Mortgage

Loans, and have received or will receive fees for such services up to $250,000 but have informed the General Partner such fees do not constitute a significant portion of its revenues.

RECOMMENDATION OF THE GENERAL PARTNER

     The General Partner believes that the Disposition is fair and in the best interests of the Partnership and the Unitholders.

     IN REACHING ITS DETERMINATION THAT THE DISPOSITION IS FAIR, THE GENERAL PARTNER CONSIDERED THE FOLLOWING FACTORS WITH RESPECT TO THE DISPOSITION:

     (i) The Fairness Opinion of Scott-Macon that the consideration to be received by the Partnership in connection with the Disposition is fair to the Partnership and the Unitholders from a financial point of view. If this opinion had not been obtained, the Disposition would not be consummated;

     (ii) The open bidding process used by Scott-Macon resulted in two bids for $48,500,000 which were higher than the Fogelman offer but were not more favorable because they were subject to financing and due diligence, creating uncertainty of closing and the possibility that the final purchase price to be paid by these bidders could be reduced (see "THE DISPOSITION--Fairness Opinion");

     (iii) The Disposition, including its terms, is being submitted for the approval by a majority in interest of the Unitholders;

     (iv) The value of the Properties has declined by $1,700,000 since the previous appraisal was conducted in March 1996, and may continue to decline as construction with newer and superior amenities adds to the competitive pressure on the property values, particularly in Overland, Park, Kansas where Pointe Royal Apartments is located;

     (v) The relatively small difference (which was expected to be less than $1,800,000) between the value of such Properties as of the most recent appraisal and the Payoff Amount;

     (vi) If the Partnership were to hold the Mortgage Loans until maturity, the Partnership was unlikely to recover the full amount due to it and would likely need to institute foreclosure proceedings, resulting in the ultimate sale of the Properties, which process would be costly and would reduce the funds available for ultimate distribution and delay such distributions; and

     (vii) Fogelman has indicated that due to significant tax consequences which would result to it from a sale or foreclosure of the Properties, were the Partnership to try to foreclose at maturity or otherwise exercise its remedies, Fogelman would consider putting the Fogelman Partnerships into bankruptcy proceedings which would likely cause a delay in and increase the cost of the Partnership recovering amounts due under the Mortgage Loans and create significant uncertainty as to the expectations for amounts ultimately recoverable under the Mortgage Loans.

     The General Partner also considered the disadvantages of the transaction as described below under "THE DISPOSITION--Disadvantages of the Disposition" recognizing that the Disposition would prevent the Partnership from receiving the benefit from any appreciation in the value of the Properties and that the Disposition would result in the Partnership recovering less than the most recent appraised value and less than the total amount due on the Mortgage Loans.

     The most critical factor in the General Partner's analysis was that no Disposition would occur unless a fairness opinion was obtained because receiving such an opinion was a condition precedent to the consummation of the Disposition. The General Partner viewed all of the remaining factors in their totality, believing that each had importance but that any single factor, viewed independently, might not have been sufficient to lead the General Partner to conclude that the transaction was fair. It considered the disadvantages, as well as the advantages and on balance, the General Partner concluded that the Disposition was fair.

     The General Partner's decision that it was in the Partnership's best interests to proceed with the Disposition at this time was based not only in its belief that the Disposition was fair, but also upon its belief that more of the Partnership's capital was likely to be preserved by a Disposition at this time. In making this decision, the General Partner considered: (a) the amount likely to be distributed to the Unitholders if the Disposition were to occur; and (b) the business risks to which the Partnership would be exposed if the Disposition were not to occur and the Partnership continued to hold the Mortgage Loans until maturity. Because the Mortgage Loans are non-recourse and interest is only required to be paid out of available cash flow, the Partnership is, in essence, subject to the risks inherent in the ownership of real estate. These business risks seemed exacerbated to the General Partner because of the decrease in the appraised value of the Properties between the March 1996 appraisal and the April 1997 appraisal, the competitive pressures produced by new construction of properties, particularly in the area where Pointe Royal Apartments is located, and the indications from Fogelman that it might take actions which would delay the receipt by the Partnership of payments due under the Mortgage Loans and make it more costly to collect and possibly reduce the amount ultimately collected. These considerations led the General Partner to conclude that it was unlikely that the Partnership would ever recover the face value of the Mortgage Loans when the Mortgage Loans matured and to determine that it was in the best interest of the Partnership to liquidate its assets by consummating the Disposition.

     For all of these reasons the General Partner determined to proceed to recommend the Disposition to the Unitholders at this time.

DISADVANTAGES OF THE DISPOSITION

     The primary disadvantage of disposing of the assets pursuant to the Disposition is that the Payoff Amount (a minimum of $48,000,000) to be received by the Partnership from the Disposition is less than the most recent appraised value of the Properties underlying the Mortgage Loans ($49,800,000) and less than the amount due on such Mortgage Loans including accrued interest at December 31, 1997 ($57,772,000). There can be no assurance that the value of the Properties will not improve, thereby providing the Partnership with a payment upon the maturity of the Mortgage Loans or the foreclosure of the Properties which exceeds the Payoff Amount. Consummation of the Disposition will eliminate the ability of Unitholders to benefit from any such improvements.

FAILURE TO APPROVE THE DISPOSITION

     The General Partner believes that the consummation of the Disposition is the preferable course of action at this time. If the Unitholders fail to approve the Disposition, the Partnership will continue to hold the Mortgage Loans. It will consider any other reasonable offers should any be made prior to maturity. If the Partnership continues to hold the Mortgage Loans at maturity and the Fogelman Partnerships fail to pay the full amounts when due, the Partnership will use all reasonable efforts to pursue its remedies but no assurance can be given as to the expense or outcome of such efforts or the timing of any relief.

TERMS OF THE PAYOFF AGREEMENT

     The following is a summary of the material terms of the Payoff Agreement entered into, by and among the Partnership, FELP and A. Fogelman. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND REFERENCE IS MADE TO THE OF PAYOFF AGREEMENT ATTACHED HERETO AS APPENDIX I. Capitalized terms used but not defined herein have the meaning ascribed to them in the Payoff Agreement.

     Payoff Amount and Satisfaction

     The Payoff Agreement provides for FELP to pay to the Partnership in full satisfaction of its Mortgage Loan obligations, (i) $48,000,000; and (ii) an amount, if any, by which the aggregate amount of interest paid to the Partnership with respect to the Mortgage Loans for the period October 1, 1997 through the consummation of the Disposition is less than interest on the face amount of the Mortgage Loans at an annual rate of 7.7% ("Payoff Amount").

     Condition Precedent to Closing

     The obligations of the Partnership to close under the Payoff Agreement is subject to the approval of the Disposition by a majority in interest of the Unitholders.

     Fogelman's obligation to close under the Payoff Agreement is subject to the consummation of the Disposition on a date no later than May 29, 1998, unless Fogelman in its sole discretion agrees to the consummation of the Disposition on a later date.

     Although the obligations of Fogelman to consummate the Payoff Agreement is not subject to obtaining financing, Fogelman has indicated that it has reached an agreement in principle with (i) Connecticut General Life Insurance Company ("CIGNA") respecting the terms and conditions of obtaining financing in connection with the payoff of the Mortgage Loans (the "CIGNA Loans") and (ii) General Electric Capital Corporation ("GECC") respecting the terms of an equity investment with respect to the Properties (the "GECC Equity"). The CIGNA Loans and the GECC Equity, together with funds provided by FELP or its affiliates, would repay the Mortgage Loans. Fogelman's agreement with CIGNA and CECC is subject to the consummation of the Disposition by May 29, 1998.

     Termination

     The Partnership and Fogelman each have the right to terminate the Payoff Agreement in the event of a breach by the other. Fogelman may terminate the Payoff Agreement in the event of damage, destruction or condemnation of any of the Properties.

     The Partnership may also terminate the Payoff Agreement if required to do so because of certain fiduciary obligations to the Partnership. In such event, the Partnership shall promptly repay Fogelman any payments of interest with respect to the Mortgage Loans which the Partnership received from Fogelman, to the extent such interest payments exceeded the property cash flows for the period preceding the Partnership's termination of the Payoff Agreement.

BENEFIT TO GENERAL PARTNER FROM DISPOSITION

     The General Partner will benefit from the Disposition by receiving its interest in the net Payoff Amount in accordance with the Partnership Agreement, which is estimated to be approximately $25,000. At the same time the General Partner receives its share of the proceeds, the Unitholders will receive the remaining balance of distributable cash (which amount will exceed 99% of such proceeds). Because disposition proceeds will not be sufficient to pay Unitholders their preferred distributions under the Partnership Agreement, the General Partner will not be entitled to any additional fees or distributions from the net Payoff Amount. Because the economic benefits to the General Partner from the Disposition are aligned with those of the Unitholders, there were no conflicts of interest for the General Partner to consider in connection with approving and recommending the Disposition. Furthermore, the General Partner will be negatively impacted by the Disposition in that it presently receives a distribution equal to .5% of the Mortgage Loans' principal balance outstanding, payable quarterly and aggregating $230,325 per annum, which it will no longer receive if the Disposition is consummated.

     An affiliate of the General Partner owns 835 Units and will receive the same distributions per Unit as the other Unitholders.

     In addition, because the Disposition will result in the termination and dissolution of the Partnership, the General Partner's liability for the ongoing activities of the Partnership will also cease.

USE OF PROCEEDS

     The Partnership anticipates that the proceeds will be used as follows (based on estimated amounts):

Mortgage Payoff Amount                                                                                               $48,000,000
Less:  Expenses of Disposition and Liquidation                                           ($920,000)(1)
         Reduced by Expenses incurred through December 31, 1997                            170,000                      (750,000)
                                                                                          --------

Add: Current Assets in Excess of Current Liabilities as of December 31, 1997                                              85,000
                                                                                                                     ===========
         Subtotal                                                                                                     47,335,000

Add: Additional Interest Due from FELP and ABF for the Period From October 1,
     1997 through November 30, 1997 Pursuant to the Payoff Agreement                                                     330,000

Add: Estimated Cash Flow from Mortgages at 7.7% for Period from December 1, 1997
     through May 29, 1998                                                                                              1,775,000

Less: Fourth quarter 1997 Distributions from Operations Paid to Unitholders and
      General Partner in 1998                                                                                           (630,000)

Less: Estimated First Quarter 1998 Distributions from Operations Payable to
      Unitholders and General Partner in 1998                                                                           (750,000)(2)
                                                                                                                     -----------

      Net Distributable Amount                                                                                        48,060,000(3)

Less:  Liquidating Distributions to General Partner                                                                  $    25,000
                                                                                                                     -----------

Liquidating Distributions to Unitholders                                                                             $48,035,000
                                                                                                                     ===========

Liquidating Distributions to Unitholders per Unit                                                                    $       886
                                                                                                                     ===========

(1) Disposition and liquidation expenses of the Partnership have been estimated by the General Partner to be the following amounts: filing fee ($10,000); legal ($250,000) accounting and tax services ($25,000); solicitation ($20,000); printing and postage ($75,000); investment banking ($350,000); and liquidation-related ($190,000). The liquidation-related expenses include: accounting and tax services ($40,000); report printing and postage ($30,000); legal ($20,000); and other general and administrative expenses ($100,000).

(2)  Includes Special Distributions to General Partner through May 29, 1998.

(3) Of this amount, the General Partner initially will withhold up to $1,000,000 (approximately $19 per Unit) as a reserve against the future liabilities and unforeseen contingent obligations of the Partnership.

     However, all Disposition proceeds will be available to pay all ongoing liabilities and expenses of the Partnership (which can only be estimated) and there can be no assurances that this exact amount will be distributed to Unitholders.

CERTAIN FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE DISPOSITION

GENERAL

     The Disposition, if approved, will have certain tax implications to the Unitholders that must be considered. The following summarizes the material federal income tax consequences to Unitholders arising from the Disposition and provides a general overview of certain state income tax considerations. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions and published positions of the Internal Revenue Service (the "Service"), each as in effect on the date of this Consent Statement. There can be no assurance that the Service will agree with the conclusions stated herein or that future legislation or administrative changes or court decisions will not significantly modify the federal or state income tax law regarding the matters described herein, potentially with retroactive effect. This summary is not intended to, and should not, be considered an opinion respecting the federal or state income tax consequences of the Disposition.

     A partnership is not a taxable entity and incurs no federal income tax liability. Instead, each Partner is required to take into account in computing his or her income tax liability, his or her allocable share of the Partnership's items of income, gain, loss, deduction and credit (hereinafter referred to as "income or loss") in accordance with the Partnership Agreement.

     For federal tax purposes the Disposition will be treated as a payoff of the outstanding balances of the two Mortgage Loans (i.e., the Pointe Royal Loan and the Westmont Loan).

     Any excess of the amounts received on the Disposition over the principal amounts outstanding of the respective Mortgage Loans plus interest that was previously accrued for federal income tax purposes will be considered interest income for federal income tax purposes. The Partnership estimates that the interest income to be recognized on the Disposition will be approximately $1,000,000. The Partnership would have taxable income in a comparable amount regardless of whether it received an equivalent amount of proceeds at the maturity of the Mortgage Loans (were they held until then) or upon the Disposition. The interest income will not be passive income but, rather, will be portfolio income for purposes of the Code Section 469 passive activity loss rules.

      Any excess of the Disposition ("Disposition Expenses") paid by the Partnership will be considered "deductions related to portfolio income" and will be reported as such on the Partnership's tax returns. The Disposition Expenses will also be considered "investment expenses" for purposes of calculating any investment interest expense limitation for non-corporate taxpayers under Code
Section 163(d).

FOREIGN INVESTORS

      The rules governing the United States income, gift and estate taxation of individuals who are neither citizens nor residents of the Untied States, and foreign corporations, foreign partnerships, foreign estates and foreign trusts (collectively "Foreign Investors") are extremely complex and depend not only upon United States federal and state income, gift and estate tax principles, but also upon the treaties, if any, between the United States and the country of the nonresident investor, as well as such country's internal revenue provisions. Accordingly, such taxpayers are strongly urged to consult their tax advisors concerning the impact of these rules (and treaties, if any) upon their particular situation.

      Foreign Investors who purchased Units generally are not considered as engaged in a trade or business in the United States by reason of ownership of such Units. However, because the obligors of the Mortgage Loans are residents of the United States, the amounts received that are classified as interest income on the Mortgage Loans will be U.S. source income, subject to a U.S. income withholding tax of 30%, absent an applicable treaty provision. As a result, the Partnership may be required to withhold U.S. income tax equal to 30% of the gross amount of interest income allocable to Foreign Investors, unless, in general (i) the Foreign Investor is engaged in a U.S. trade or business, (ii) the income from the Partnership is effectively connected with that trade or business, and (iii) the Foreign Investor timely files with the Partnership an appropriate statement claiming exemption from withholding pursuant to Section 1.1441-4(a)(2) of the Treasury Regulations. Such statement must be made on a duly completed IRS Form 4424. In order to take advantage of an applicable treaty provision reducing or eliminating the withholding tax, the Foreign Investor must furnish the Partnership with a duly completed IRS Form 1001.

      The 30% tax will be withheld on the gross amount of the interest with no offset for deductions. While Code Section 871(h) eliminated the 30% tax on so-called "portfolio interest" received with respect to obligations issued on or after July 19, 1984, the interest on the Mortgage Loans does not qualify as portfolio interest.

      If the taxable income of the Partnership is effectively connected with the conduct of a trade or business in the U.S., then pursuant to Code Section 1446 the Partnership will withhold U.S. federal income taxes on the effectively connected taxable income of the Partnership at a 39.6% rate.

CERTAIN STATE INCOME TAX CONSIDERATIONS

      Because each state's tax law varies, it is impossible to predict the tax consequences to the Unitholders in all the state tax jurisdictions in which they are subject to tax or in which the assets are located. Accordingly, the following is a general summary of certain common (but not necessarily uniform) principles of state income taxation. State income tax consequences to each Unitholder will depend upon the provisions of the state tax laws to which the Unitholder is subject. Most states modify or adjust the taxpayer's federal taxable income to arrive at the amount of income potentially subject to state tax. Resident individuals generally pay state tax on 100% of such state-modified income, while corporations and other taxpayers generally pay state tax only on that portion of state-modified income assigned to the taxing state under the state's own apportionment and allocation rules.

TAX CONCLUSION

      The discussion set forth above is only a summary of the material federal income tax consequences to the Unitholders of the Disposition and of certain state income tax considerations. It does not address all potential tax consequences that may be applicable to the Unitholders and to certain other categories of Unitholders, such as non-United States persons, corporations, insurance companies, Subchapter S corporations, partnerships or financial institutions. It also does not address the state, local or foreign tax consequences of the transactions. ACCORDINGLY, UNITHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC INCOME TAX CONSEQUENCES OF THE DISPOSITION TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

                              ACCOUNTING TREATMENT

      For financial reporting purposes, the transaction will be treated as a gain on the disposition of the investments in mortgage loans and recorded in the Partnership's financial statements, reduced by expenses from the Disposition. Under generally accepted accounting principles, the Partnership is expected to realize a gain of approximately $22,000,000 from the Disposition. In addition, unamortized deferred general partner's fees (which was approximately $300,000 at December 31, 1997) will be expensed for both financial statement and tax purposes at the time of consummation of the Disposition.

                               NO APPRAISAL RIGHTS

      If Unitholders owning a majority of the outstanding Units on the Record Date consent to the Disposition, such approval will bind all Unitholders. The Partnership Agreement and the Tennessee Revised Uniform Limited Partnership Act, under which the Partnership is governed, do not give rights of appraisal or similar rights to Unitholders who dissent from the consent of the majority in approving or disapproving the Disposition. Accordingly, dissenting Unitholders do not have the right to have their Units appraised or to have the value of their Units paid to them if they disapprove of the action of a majority in interest of the Unitholders.

                       SELECTED HISTORICAL FINANCIAL DATA

      The following selected historical financial data for each of the years in the five-year period ended December 31, 1997 has been derived from the Partnership's audited financial statements. The selected financial data set forth below should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," in the Partnership's Annual Report on Form 10-K/A for the year ended December 31, 1997, attached hereto as Appendix III.

                                                             Year ended December 31
                                     -------------------------------------------------------------------
                                         1997         1996          1995          1994           1993
                                     -----------   -----------   -----------   -----------   -----------
Equity income from the
underlying properties                $ 1,633,515   $ 2,557,797   $ 2,166,858   $ 2,267,243   $ 2,082,554

Net income                           $ 1,157,009   $ 2,314,871   $ 1,929,656   $ 1,997,698   $ 1,773,686

Net income per Unit                  $     16.93   $     38.08   $     31.04   $     32.28   $     28.19

Total assets                         $26,408,195   $28,321,329   $29,783,810   $31,191,034   $32,349,343

Total Unitholder distributions       $ 2,940,892   $ 3,354,437   $ 3,116,500   $ 2,981,000   $ 2,879,387

Unitholder distributions per Unit:   $     54.26   $     61.89   $     57.50   $     55.00   $     53.13

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      On the Record Date, there were 54,200 Units issued and outstanding and entitled to vote held of record by 4,956 Unitholders. Unitholders do not vote directly on matters submitted to a vote by Unitholders. Under the Partnership Agreement, Prudential-Bache Investor Securities II, Inc. (the "Assignor Limited Partner"), is required to canvass the preferences of all Unitholders and vote the Units in accordance with written consents, with each Unit entitled to one vote. All signed written consents received will be voted in favor of the Disposition unless otherwise marked. If the Assignor Limited Partner does not receive signed consents from a Unitholder prior to the Expiration Date, the Assignor Limited Partner shall not vote such Units. Prudential Securities, Inc., an affiliate of the General Partner, owns beneficially or directly 835 Units and intends to consent to the Disposition.

                                VOTING PROCEDURES

      Each Unitholder shall be entitled to one (1) vote for each Unit owned of record by such Unitholder on the Record Date. Approval of the Disposition requires the affirmative consent of Unitholders holding a majority in interest of the Units. A duly executed consent card on which a consent or an indication of withholding consent is not indicated will be deemed a consent to the Disposition. A consent may be revoked by written notice of revocation or by a later dated consent containing different instructions at any time on or before the Expiration Date.

      This Consent Statement is accompanied by a separate consent card. Consent cards should be completed, signed and returned by the Expiration Date to Morrow & Co., Inc. at the address specified below in this Consent Statement. A self-addressed, prepaid envelope for return of the consent card is included with this Consent Statement:

                   BY MAIL:                   FOR INFORMATION CALL:

              MORROW & CO., INC.                 (800) 566-9061
               909 THIRD AVENUE
        NEW YORK, NEW YORK  10022-4799

                              AVAILABLE INFORMATION

      The Partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, statements and other information can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and should be available at the Commission's regional offices at 500 West Madison, 14th Floor, Chicago, Illinois 60661-2511 and 7 World Trade Center, 13th Floor, New York, New York 10048. Such material may also be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov."

      If you would like to request documents from the Partnership, please do so by contacting Prudential-Bache Properties, Inc. (800) 535-2077.

                       DOCUMENT INCORPORATED BY REFERENCE

      The Partnership's annual report on Form 10-K/A for the year ended December 31, 1997 which, other than the exhibits thereto, is hereby incorporated by reference.

April 23, 1998                      PRUDENTIAL-BACHE PROPERTIES, INC.

                                    General Partner

                                    By: /s/ BRIAN J. MARTIN
                                        -------------------------------
                                        Brian J. Martin
                                        President

                            FOGELMAN MORTGAGE L.P. I
                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

      This written consent is being provided to Prudential-Bache Investor Services II, Inc., the Assignor Limited Partner (the "Assignor Limited Partner") of Fogelman Mortgage L.P. I., a Tennessee limited partnership (the "Partnership"), and seeks approval of the payoff, for a minimum of $48,000,000, of the two outstanding mortgage loans payable to the Partnership. This constitutes the disposition of substantially all of the Partnership's assets in the manner described in the accompanying Consent Solicitation Statement, and is solicited by Prudential-Bache Properties, Inc., the General Partner of the Partnership. All written consents must be received by mail or facsimile before 5:00 p.m., New York time, on May 26, 1998 to be valid, unless such date or time is extended for a period ending not more than 60 days from the date the Consent Solicitation Statement is mailed, in the sole discretion of the General Partner, or unless the necessary vote to approve the Disposition is received earlier. ALL SIGNED WRITTEN CONSENTS WILL BE VOTED BY THE ASSIGNOR LIMITED PARTNER FOR THE DISPOSITION UNLESS OTHERWISE MARKED.

[_]         FOR THE DISPOSITION

[_]         AGAINST THE DISPOSITION

[_]         ABSTAIN FROM CONSENTING TO THE DISPOSITION

Dated: _______________, 1998              ______________________________
                                          Signature

Dated: _______________, 1998              _______________________________
                                          Signature

                                          (Please sign as name appears below.
                                          When signing as an attorney, executor,
                                          administrator, trustee, fiduciary,
                                          guardian or in any other
                                          representative capacity, please give
                                          full title)

                                   APPENDIX I

                      AMENDED AND RESTATED PAYOFF AGREEMENT

                      AMENDED AND RESTATED PAYOFF AGREEMENT

      THIS AMENDED AND RESTATED PAYOFF AGREEMENT ("Agreement") is made and entered as of the 30th day of January, 1998, into by and between FOGELMAN ENTERPRISES, L.P., a Delaware limited partnership ("FELP"), AVRON B. FOGELMAN, an individual resident of Memphis, Tennessee ("ABF" and together with FELP, the "General Partners") and FOGELMAN MORTGAGE L.P. I, a Tennessee limited partnership ("FMLP").

                                    RECITALS:

      A. FMLP is the holder of two mortgage loans (collectively, the "Mortgage Loans"): (1) a loan (the "Pointe Royal Loan") in the face amount of $22,745,000 made to FPI Royal View, Ltd., L.P. ("Royal View"), which is secured by a first mortgage and related security documents encumbering the Pointe Royal Apartments, which is a 437 unit residential rental property located in Overland Park, Kansas (the "Pointe Royal Property"); and (2) a loan (the "Westmont Loan") in the face amount of $23,320,000 made to FPI Chesterfield, L.P. ("Chesterfield" and together with Pointe Royal, the "Partnerships"), which is secured by a first mortgage and related security documents that encumber the Westmont Apartments, a 489 unit residential rental property located in Chesterfield, Missouri (the "Westmont Property" and together with the Pointe Royal Property, the "Properties").

      B. The Pointe Royal Loan matures on April 23, 1999, and the Westmont Loan matures on July 8, 1999.

      C. Each of the Mortgage Loans is a non-recourse loan that bears interest (the "Basic Interest") at 9.5% per annum. The Basic Interest is payable monthly in an amount equal to 100% of the Property Cash Flow (as defined in the documents evidencing and securing the Mortgage Loans), and to the extent that the Property Cash Flow is insufficient to pay the Basic Interest, the difference between the Basic Interest calculated at 9.5% per annum and the Property Cash Flow accrues and bears interest at 9.5% compounded annually.

      D. In addition to the Basic Interest, contingent interest is payable from any Property Cash Flow or the proceeds of a sale or refinancing of the Properties as follows: (1) 75% thereof until the Basic Interest plus contingent interest results in a yield of 10.75% per annum on each respective Mortgage Loan; (2) 50% of the remaining balance until the Basic Interest plus contingent interest results in a yield of 12.75% per annum on each respective Mortgage Loan; and (3) 25% of the remaining balance thereof.

      E. Under the terms of the documents (the "Loan Documents") evidencing and securing the Mortgage Loans, the entire principal balance, together with accrued and unpaid interest, is due and payable on the respective maturity date of each of the Mortgage Loans.

      F. ABF and FELP are the general partners of each of the Partnerships.

      G. CIGNA Investments, Inc. ("CIGNA") has issued commitments to affiliates of the General Partners respecting two first mortgage loans (the "CIGNA Loans") secured by the Properties, which such loans will be cross-collateralized. A description of the CIGNA Loans is provided on Exhibit "A" attached hereto.

      H. General Electric Capital Corporation ("GECC") has issued a commitment to an affiliate of the General Partners respecting the terms and conditions of an equity investment (the "GECC Equity") with respect to the Properties. A description of the GECC Equity is provided on Exhibit "A" attached hereto.

      I. The CIGNA Loans and the GECC Equity, together with funds provided by FELP or its affiliates, will enable the Payoff Amount (hereinafter defined) to be paid in full satisfaction of the obligations of the Partnerships in respect of the Mortgage Loans.

      J. In order to fix the interest rate payable in respect of the CIGNA Loans and to commence its formal application and due diligence process, CIGNA has required the payment of $410,000; and the completion of the process required the payment of an additional $410,000. Furthermore, GECC required that FELP agree to commit to pay its expenses in connection with its formal due diligence and approval process. FELP was willing to commit such amounts only if FMLP agreed to accept the Payoff Amount in full satisfaction of the Mortgage Loans.

      K. Through its general partner, Prudential-Bache Properties, Inc. ("PBP"), FMLP has advised FELP that FMLP will accept the Payoff Amount in full satisfaction of the Mortgage Loans, if (1) FMLP obtains a written opinion (the "Fairness Opinion") in form and substance satisfactory to PBP from a financial advisory firm to the effect that the transactions (the "Transactions") contemplated in this Agreement are fair to FMLP and its partners from a financial point of view, and (2) the Transactions are approved by a majority in interest of the limited partners of FMLP.

      L. PBP has further advised FELP that FMLP has retained the firm of Scott-Macon Securities, Inc. ("Scott-Macon") to serve as its exclusive financial advisor with respect to the Transactions and to render the Fairness Opinion.

      M. Scott-Macon has advised PBP that Scott-Macon is willing to render the Fairness Opinion only if the Mortgage Loans are first offered to a selected list of potential buyers in an open bidding process (the "Marketing Process") to be conducted by Scott-Macon.

      N. Scott-Macon has completed the Marketing Process, together with such other analysis, review and investigation as it deems necessary, and has advised PBP that it is now willing to issue the Fairness Opinion with respect to the Transactions.

      O. The form and substance of the Fairness Opinion are satisfactory to PBP.

     P. The parties hereto entered into that certain Payoff Agreement executed by the General Partners on December 1, 1997, and executed by FMLP and PBP on November 26, 1997 (the "Prior Agreement").

     Q. Certain of the conditions contained in the Prior Agreement have been satisfied, certain of the terms respecting the repayment of the Mortgage Loans have been revised, and the parties hereto desire to enter into this Agreement to amend and restate the Prior Agreement in its entirety and to evidence their agreements respecting the repayment of the Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby amend and restate the Prior Agreement in its entirety and agree as follows:

     1. Payoff and Satisfaction.

          (a) Subject to terms and conditions hereinafter set forth, FELP agrees to pay (or cause to be paid on behalf of the Partnerships) to FMLP an amount (the "Payoff Amount") in cash or immediately available funds equal to the sum of:

               (i) $48,000,000; and

               (ii) an amount, if any, by which the aggregate amount of interest paid to FMLP by the Partnerships in respect of the Mortgage Loans for the period from October 1, 1997, through the Closing Date (hereinafter defined) is less than interest on the face amount of the Mortgage Loans during such period calculated at an annual rate of 7.7%.

          (b) Subject to the terms and conditions hereinafter set forth, FMLP agrees to accept the Payoff Amount in full satisfaction of all obligations owed by the Partnerships to FMLP in respect of the Mortgage Loans.

          (c) To the extent not earlier paid pursuant to any provision of this Agreement, the Payoff Amount shall be payable at the Closing (hereinafter defined) in cash or immediately available funds, and upon receipt of the Payoff Amount, FMLP shall (i) release the liens and encumbrances securing each Mortgage Loan; (ii) cancel each promissory note evidencing the respective Mortgage Loan and return the same to the respective Partnership marked "Paid in Full"; and (ii) provide to each Partnership and affiliates thereof general releases with respect to the Mortgage Loans.

     2. Additional Representations, Warranties and Covenants of FELP and ABF. Each of FELP and ABF represents, warrants and covenants as follows:

          (a) Each of FELP and ABF shall use its reasonable best efforts to consummate the Transactions.

          (b) The partners in each of the Partnerships have substantial negative capital accounts which would trigger the allocation of a substantial amount of phantom income or gain (income or gain in excess of cash distributions) if either of the Properties was sold or transferred in a taxable transaction.

          (c) Each of FELP and ABF agrees that, for a period of one (1) year from the Closing Date, neither FELP nor ABF will sell or otherwise transfer any interest in either of the Properties, other than (i) the transfers described on Exhibit "A" attached hereto, and (ii) transfers of the interests owned by FELP and/or ABF in the entities described on Exhibit "A" attached hereto to affiliates or immediate family members.

          (d) For the period commencing December 1, 1997 and continuing through the last day of the month immediately preceding the month in which the Closing occurs, ABF and FELP shall cause the Partnerships to pay to FMLP not less than $295,583.75 each month as interest in respect of the Mortgage Loans, which such interest shall be payable in arrears on the date specified in the documents evidencing and securing the Mortgage Loans.

     3. Fairness Opinion and Limited Partner Approval.

          (a) Subject to the satisfaction of any other condition set forth in
     Section 5 hereof, PBP has advised FELP that PBP is willing to cause FMLP to consummate the Transactions only if the Transactions are approved by a majority in interest of the limited partners of FMLP. Accordingly, in addition to the satisfaction of any other condition set forth in Section 5 hereof, FMLP's obligation to consummate the Transactions shall be contingent upon obtaining the approval of a majority in interest of the limited partners of FMLP.

          (b) Promptly following its execution of this Agreement, (i) PBP shall take all steps necessary to solicit the approval of FMLP's limited partners to the Transactions; and (ii) in connection with such solicitation, PBP shall recommend that such limited partners approve the Transactions.

               (i) Subject to any right or obligation contained in Section 11 hereof, in connection with the solicitation of the approval of FMLP's limited partners, PBP shall: (A) cause to be prepared a statement (the "Consent Statement") to be furnished to the limited partners of FMLP,
          (B) cause FMLP to file the Consent Statement, together with such other documents and instruments as may be required by applicable law, with the Securities and Exchange Commission (the "SEC"), (C) use its reasonable best efforts to cause such filing to be made on or before February 20, 1998, and (D) use its reasonable best efforts to obtain the SEC's timely approval of the Consent Statement.

               (ii) PBP shall include FELP and its counsel on the distribution list to receive drafts of the Consent Statement.

          (c) If a majority in interest of FMLP's limited partners approves or disapproves the Transactions, FMLP shall provide notice thereof to FELP not later than the business day following such approval or disapproval.

     4. Conditions to FELP's Obligation to Close. The obligation of FELP to consummate the Transactions is conditioned upon and subject to each of the following:

          (a) The Transactions are consummated on or before May 29, 1998; and

          (b) FMLP having performed and complied with all agreements, covenants and conditions to be performed or complied with on or before the Closing Date.

     5. Conditions to FMLP's Obligation to Close. Subject to the right to terminate pursuant to Section 11 hereof, the obligation of FMLP to consummate the Transactions is conditioned upon and subject to each of the following:

          (a) The Transactions shall have been approved by a majority in interest of FMLP's limited partners; and

          (b) FELP having performed and complied (or shall have caused the Partnerships to have performed and complied) with all agreements, covenants and conditions to be performed or complied with on or before the Closing Date.

     6. Closing. The Transactions shall be consummated (the "Closing") on a date (the "Closing Date") and at a time and place acceptable to FELP and FMLP, which such date shall be on or before ten (10) business days following notice from FMLP to FELP that a majority in interest of the limited partners of FMLP have approved the Transactions but in no event later than May 29, 1998.

          (a) At Closing, FELP shall deliver, or cause to be delivered, to FMLP the following:

               (i) To the extent not previously paid, the Payoff Amount, which shall be paid by federal wire transfer of immediately available funds; and

               (ii) A general release releasing each of FMLP, PBP and their respective partners, agents, affiliates, successors and assigns from any and all liability in respect of the Mortgage Loans.

          (b) At the Closing, FMLP shall deliver to FELP the following:

               (i) Such documents and instruments as are necessary to release each and every lien and encumbrance securing the Mortgage Loans;

               (ii) Either (A) the original of the promissory notes evidencing each Mortgage Loan, which such notes shall be marked "Paid in Full"; or (B) such other documentation evidencing the payment and satisfaction of the Mortgage Loans as may be agreeable to the parties;

               (iii) A general release releasing each of the Partnerships and their respective partners, agents, affiliates, successors and assigns from any and all liability in respect of the Mortgage Loans; and

               (iv) Such other, further and different documents which are reasonably necessary or appropriate to consummate the Transactions.

     7. Costs and Expenses. The costs, fees and expenses incurred in connection with the Transactions shall be payable as follows:

          (a) FMLP shall pay:

               (i) the fees and expenses of Scott-Macon incurred in connection with the rendering of the Fairness Opinion;

               (ii) any and all costs associated with the winding-up of its affairs; and

               (iii) any and all costs, fees and expenses (the "FMLP Transaction Costs") incurred by or on behalf of FMLP in connection with the Transactions, including, without limitation, the fees and expenses incurred in connection with (A) the preparation and review of this Agreement and the Prior Agreement (including the determination to proceed with the Transactions), and (B) the solicitation of the consent of FMLP's limited partners and the consummation of the Transactions, which such fees and expenses shall include, without limitation, all legal and accounting fees and expenses, all solicitation costs, all printing and filing fees and expenses.

          (b) FELP shall pay any and all costs, fees and expenses incurred by or on behalf of FELP, ABF, the Partnerships or any party, other than FMLP or PBP, in connection with the Transactions, including, without limitation, the fees and expenses incurred in connection with (i) the preparation and review of this Agreement and the Prior Agreement (including the determination to proceed with the Transactions); and (ii) the fees and expenses incurred in connection with the CIGNA Loans or the GECC Equity.

          (c) If the Transactions are not consummated because FMLP exercises any of its rights of termination provided in this Agreement, except for the right of termination provided in Section 10.(b) hereof, in addition to the costs described in Section 7.(a) hereof, FMLP shall promptly pay to FELP the amount, if any, by which the aggregate payments made pursuant to
     Section 2.(d) hereof exceed the Property Cash Flow for the applicable period.

     8. Damage or Destruction of the Properties. In the event that all or any portion of either of the Properties is damaged or destroyed by fire or other casualty prior to the Closing Date, FELP shall have the option to:

          (a) terminate this Agreement, in which event, this Agreement shall be null, void and of no further force or effect, except for the provisions of
     Section 7 hereof; or

          (b) terminate this Agreement with respect to the Property to which such damage or destruction has occurred and consummate the Transactions with respect to the remaining Property, in which case, the Payoff Amount shall be reduced by an amount equal to the face amount of the Mortgage Loan encumbering the Property which was damaged or destroyed; or

          (c) consummate the Transactions and require FMLP to deliver to FELP at Closing a duly executed assignment, in form and substance reasonably satisfactory to FELP, assigning all of FMLP's right, title and interest in and to all insurance proceeds payable as a result of such fire or casualty.

     FELP shall have fifteen (15) business days from the date of any such damage or destruction within which to exercise its rights under this Section.

     9. Condemnation. In the event that either of the Partnerships receives written notice that any condemnation or eminent domain proceedings are threatened or initiated which might result in a taking of all or any part of the Properties, FELP may:

          (a) terminate this Agreement, in which event, this Agreement shall be null, void and of no further force or effect, except for the provisions of
     Section 7 hereof; or

          (b) terminate this Agreement with respect to the Property which is the subject of the condemnation or eminent domain proceeding and consummate the Transactions with respect to the remaining Property, in which case, the Payoff Amount shall be reduced by an amount equal to the face amount of the Mortgage Loan encumbering the Property that is the subject of such condemnation or eminent domain proceeding; or

          (c) consummate the Transactions and require FMLP to deliver to FELP at Closing a duly executed assignment, in form and substance reasonably satisfactory to FELP, assigning all of FMLP's right, title and interest in and to all proceeds payable as a result of such condemnation or eminent domain proceeding.

     10. Breach of Agreement.

          (a) If FMLP should breach any of its covenants or agreements contained in this Agreement or in any other agreement, instrument, certificate or document delivered pursuant to this Agreement or if FMLP should fail to consummate the Transactions for any reason other than FELP's default or the exercise of FMLP's right to terminate this Agreement in accordance with the terms hereof, FELP may: (i) terminate this Agreement, in which event, this Agreement shall be null, void and of no further force or effect, including the provisions of Section 7 hereof; or (ii) enforce specific performance of this Agreement.

          (b) If FELP or ABF should breach any of their covenants or agreements contained in this Agreement, except the agreement contained in Section 2.(c) hereof, or in any other agreement, instrument, certificate or document delivered pursuant to this Agreement or if FELP should fail to consummate the Transactions for any reason other than FMLP's default or FELP's termination of this Agreement in accordance with the terms hereof, FMLP may (i) terminate this Agreement and recover its actual out-of pocket expenses incurred in connection with the Transactions as full and final liquidated damages; or (ii) enforce specific performance of this Agreement. FMLP and FELP hereby acknowledge that in the event of FELP's failure to consummate the Transactions, the actual damages suffered by FMLP would be difficult and/or inconvenient to determine or ascertain.

          (c) In the event that FELP breaches the agreement contained in Section 2.(c) hereof, FMLP shall be entitled to receive from FELP as liquidated damages the greater of (i) $1.0 million, or (ii) the excess, if any, of the amount received by FELP as a result of any such sale or transfer over that portion of the Payoff Amount set forth in Section 1.(a)(i) hereof.

     11. Other Termination Rights. Notwithstanding anything contained herein to the contrary, in the event that after the date on which FMLP receives the Fairness Opinion but prior to the Closing Date, FMLP or PBP has received one or more written offers to purchase the Mortgage Loans from FMLP which PBP has determined to be more favorable to FMLP and its partners than the terms and conditions contained in this Agreement, PBP may consider such offers, and to the extent that it believes it would be in the best interest of FMLP and its partners to do so, may accept such offer and terminate this agreement by providing written notice thereof to FELP, in which event all of the rights, duties and obligations of the parties hereto shall immediately terminate and this Agreement shall be null, void and of no further force or effect; provided, however, FMLP shall have no such right of termination unless, not less than five
(5) business days prior to the exercise of such right of termination, FMLP shall have provided to FELP written notice setting forth with particularity the terms of such offer and FELP shall have failed to agree to meet or exceed the terms of such offer; provided further, however, contemporaneously with the exercise of its right of termination provided in this Section 11, FMLP shall pay to FELP a break up fee of $750 thousand.

          (a) Notwithstanding the foregoing, from and after the date on which FMLP receives the Fairness Opinion, neither FMLP nor PBP will (y) initiate or solicit any offer to purchase the Mortgage Loans or any similar transaction; or (z) negotiate with or provide any information respecting the Mortgage Loans to any person or entity; provided, however, PBP may

               (i) furnish such information as may be required to be contained in the Consent Statement or as may otherwise be required to be furnished in connection with the solicitation of the consent of FMLP's limited partners, or

               (ii) furnish such information or enter into such negotiations that PBP in good faith determines to be required in the exercise of its fiduciary duty.

          (b) PBP agrees to provide to FELP prompt written notice of any and all information provided or negotiations entered into in reliance upon subsection 11.(a)(ii) hereof.

     12. Notice. All notices, demands, requests and other communications required or permitted to be given by any provision of this Agreement shall be in writing and sent by first class, regular, registered, certified mail, commercial delivery service, overnight courier, telegraph, telex, telecopier or facsimile transmission, air or other courier or hand delivery to the party to be notified, addressed as follows:

If to FELP or ABF:                  Fogelman Enterprises, L.P.
                                    5400 Poplar Avenue
                                    Memphis, Tennessee 38119
                                    Attention: Richard L. Fogelman, President
                                    Telephone: (901) 762-6720
                                    Telecopier: (901) 762-6708

With Required Copy to:              Krivcher Magids PLC
                                    International Place II
                                    6410 Poplar Avenue
                                    Suite 300
                                    Memphis, Tennessee 38119
                                    Attention: L. Don Campbell, Jr., Esq.
                                    Telephone: (901) 682-6431
                                    Telecopier: (901) 682-6453

If to FMLP:                         Fogelman Mortgage L.P. I
                                    c/o Prudential-Bache Properties, Inc.
                                    199 Water Street
                                    28th Floor
                                    New York, New York 10292
                                    Attention: Chester A. Piskorowski
                                    Telephone: (212) 214-1339
                                    Telecopier: (212) 214-1422

With a Required Copy to:            Greenberg Traurig
                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention: Judith D. Fryer, Esq.
                                    Telephone: (212) 801-9330
                                    Telecopier: (212) 801-6400

     Any such notice, demand, request or communication shall be deemed to have been given and received for all purposes under this Agreement: (i) three (3) business days after the same is deposited in any official depository or receptacle of the United States Postal Service first class, certified mail, return receipt requested, postage-prepaid; (ii) on the date of transmission when delivered by telecopier or facsimile transmission, telex, telegraph or other communication device (provided receipt is confirmed and such notice is promptly confirmed by notice given by some other means described herein); (iii) on the next business day after the same is deposited with a nationally recognized overnight delivery service that guarantees overnight delivery; and (iv) on the date of actual delivery to such party by any other means; provided, however, if the day such notice, demand, request or communication shall be deemed to have been given as aforesaid is not a business day, such notice, demand, request or communication shall be deemed to have been given and received on the next business day.

     Any party to this Agreement may change such party's address for the purpose of notice, demands, requests and communications required or permitted hereunder by providing written notice of such change of address to all of the parties hereto by written notice as provided herein.

     13. Entire Agreement. This Agreement contains the entire agreement between the parties regarding the subject matter hereof. Any prior agreements, discussions or representations not expressly contained herein shall be deemed to be replaced by the provisions hereof and no party has relied upon any such prior agreements, discussions or representations as an inducement to the execution hereof. Without limiting the generality of the foregoing, this Agreement amends, restates and replaces the Prior Agreement, which shall become null, void and of no further force and effect upon the execution of this Agreement by all of the parties hereto.

     14. Amendments. This Agreement may be modified or amended only by a written instrument executed by all the parties hereto.

     15. Waiver. Each and every waiver of any covenant, representation, warranty or other provision of this Agreement must be in writing and signed by the party whose interest are adversely affected by such waiver. No waiver granted in any one instance shall be construed as a continuing waiver applicable in any other instance.

     16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.

     17. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect by and shall be enforceable in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

     18. Jurisdiction. Each party to this Agreement hereby consents to the exclusive jurisdiction of all courts of the State of New York and the United States District Court for the Southern District of New York, as well as to the jurisdiction of all courts from which any appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or with respect to this Agreement, and any other agreements, instruments, certificates or other documents executed in connection herewith, or any of the transactions contemplated hereby or thereby.

     19. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     20. Assignment. This Agreement and any of FELP's rights hereunder may be assigned by FELP prior to the Closing Date upon written notice to FMLP and without the prior consent of FMLP; provided, however, the right of FELP to make any such assignment shall be conditioned upon such assignee executing a document satisfactory to FMLP, pursuant to which such assignee agrees to be bound by the terms and conditions hereof and FELP agrees to guarantee the obligations assigned. FMLP may not assign any of its rights or obligations hereunder prior to the Closing Date without the express written consent of FELP.

     21. Time of Essence. Time is of the essence with respect to this Agreement.

     22. Lawful Authority. If any party executing this Agreement is a corporation, the person executing on behalf of the corporation hereby personally represents and warrants to all of the parties that he has been fully authorized to execute and deliver this Agreement on behalf of the corporation, pursuant to a duly adopted resolution of its board of directors or by virtue of its bylaws.

     23. Attorneys Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement or because of any alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement and such action is successful, the prevailing party shall be entitled to recover reasonably attorneys fees, court costs and all reasonable expenses, even if not taxable or assessable as court costs (including, without limitation, all such fees, costs and expenses incident to appeal) incurred in that action or proceeding in addition to any other relief to which such party may be entitled.

     24. Counterpart Execution. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall be considered together as one and the same instrument. Further, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. Execution by a party of a signature page hereto shall constitute due execution and shall create a valid, binding obligation of the party so signing and it shall not be necessary or required that the signatures of all parties appear on a single signature page hereto.

     25. Waiver of Jury Trial. FMLP and FELP, for themselves and their respective successors and assigns, knowingly, voluntarily and intelligently waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies under this Agreement.

     26. Business Day. The term "business day" shall mean and refer to any day other than a Saturday, a Sunday or a day on which national banks located in Memphis, Tennessee are obligated or authorized to close their regular banking business.

     27. Further Assurances. Each of the parties hereto agrees to execute such other, further and different documents and perform such other acts as may reasonably be necessary or desirable to carry out the intents and purposes of this Agreement.

                       [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the dates set forth below.

FELP:                                      FMLP:

FOGELMAN ENTERPRISES, L.P.                 FOGELMAN MORTGAGE L.P. I

By:     Fogelman Limited Partnership       By: Prudential-Bache Properties, Inc.
        Its General Partner

    By: Fogelman Properties, Inc.          By: /s/ BRIAN J. MARTIN
                                               --------------------------
                                           Name: Brian J. Martin

    By: /s/ RICHARD L. FOGELMAN
        --------------------------
        Richard L. Fogelman                Title: President
        President

                                           Date signed:  1/30/98
                                                        ---------

    Date Signed:  1/30/98
                 ---------

ABF:

/s/ AVRON B. FOGELMAN
-----------------------------------
AVRON B. FOGELMAN

Date Signed:  1/30/98
             ---------

                                 JOINDER BY PBP

     As of the date of execution on behalf of FMLP, PBP joins in and executes this Agreement to evidence its obligations as the general partner of FMLP under
Section 3 hereof.

                                      PBP:

                                      PRUDENTIAL-BACHE PROPERTIES, INC.

                                      By: /s/ BRIAN J. MARTIN
                                          -----------------------------
                                      Name: Brian J. Martin

                                      Title: President
                                             --------------------------

                                    EXHIBIT A

                    DESCRIPTION OF CIGNA LOANS, GECC EQUITY
                            AND RELATED TRANSACTIONS

     The following description of the GECC Equity, the CIGNA Loans and the related transactions is intended only for quick reference, is neither complete nor exact, and is subject in all respects to the documents and instruments which will evidence the GECC Equity, the CIGNA Loans and the related transactions. Furthermore, the amount of either the CIGNA Loans or the GECC Equity may vary, pursuant to final agreements among CIGNA, GECC and the General Partners, and the capital interests of GECC and the Fogelman Party (hereinafter defined) will be adjusted to reflect any such variance; provided, however, any change in the amount of the CIGNA Loans or the GECC Equity will not alter the Payoff Amount.

GECC Equity

     GECC and FELP and/or its affiliates (FELP and/or such affiliates is hereinafter referred to as the "Fogelman Party") will form a limited liability company ("Funding LLC") to facilitate the acquisition, refinancing and operation the Properties. Each of the Properties will be owned by a separate limited liability company, and Funding LLC will be the sole member in each separate sub-tier entity that will own and hold title to the Properties.

     GECC will contribute $5,000,000 in cash to the capital of Funding LLC, and the Fogelman Party will make cash contributions to Funding LLC equal to $3,000,000. In exchange for its capital contributions, GECC will hold an 62.5% preferred capital interest in Funding LLC, and the Fogelman Party will hold a 37.5% subordinated capital interest therein. The capital contributions of GECC shall earn preferred returns as follows: (i) a preferred return (the "Class A Preferred Return") equal to 12% per annum, which will be cumulative and will be compounded annually; (ii) a preferred return (the "Class B Preferred Return") equal to 8% per annum, which shall be cumulative, but not compounded; and (iii) a preferred return of 25% per annum (with annual compounding) on any additional funds (the "Default Contributions") contributed to the capital of Funding LLC by GECC that should have been made by the Fogelman Party.

     Cash flow generated by the operation of the Properties after payment of operating expenses, debt service, approved capital expenditures and operating reserves shall be distributed as follows: first, to pay the 25% preferred returns on any Default Contributions and then to repay all Default Contributions; second, 100% to GECC until the Class A Preferred Return (including any unpaid portion from prior years) is fully paid; third, 100% to GECC until the Class B Preferred Return (including any unpaid portion from prior years) is fully paid; and the balance, if any, to the Fogelman Party.

     The net proceeds of any sale or refinancing of the Properties shall be distributed as follows: first, to pay the 25% preferred returns on any Default Contributions and then to repay all Default Contributions; second, 100% to GECC until the Class A Preferred Return (including any unpaid portion from prior years) is fully paid; third, 100% to GECC until the Class B Preferred Return (including any unpaid portion from prior years) is fully paid; fourth, to return to GECC its initial capital contribution; and the balance, if any, to the Fogelman Party.

     In order to comply with GECC's requirement that each Property be owned by a separate limited liability company and that the cash flow from both Properties be combined for purposes of determining the cash flow available to pay preferred returns, while avoiding a taxable transfer of the Properties, the following transactions will occur:

     1. Royal View will contribute the Point Royal Property to Point Royal, LLC in exchange for 100% of the membership interests therein; and Chesterfield will contribute the Westmont Property to Chesterfield, LLC in exchange for 100% of the membership interests therein.

     2. Royal View will contribute the membership interests in Point Royal, LLC to Royal Fogelman, LLC in exchange for a membership interest therein; Chesterfield will contribute the membership interests in Chesterfield, LLC to Royal Fogelman, LLC in exchange for a membership interest therein; and the Fogelman Party will contribute cash equal to $3,000,000 to Royal Fogelman, LLC in exchange for a membership interest therein. The membership interest of each of the members in Royal Fogelman have not been determined as of the date of this Agreement.

     3. Royal Fogelman, LLC will contribute $3,000,000 in cash, the Point Royal, LLC membership interest and the Chesterfield, LLC membership interest to Funding LLC in exchange for a membership interest therein; and GECC (or a wholly owned subsidiary thereof) will contribute $5,000,000 cash to Funding LLC in exchange for a membership interest therein.

CIGNA Loans

     CIGNA will make the CIGNA Loans in the aggregate amount of $41,000,000; one in the amount of $19,800,000 secured by a first mortgage and related security interests that will encumber the Point Royal Property; and one in the amount of $21,200,000 that will be secured by a first mortgage and related security interests that will encumber the Westmont Property. In addition to the first mortgage and related security interests, each CIGNA Loan will be cross-defaulted and cross-collateralized. Other than the Property that will serve as the primary security and matters of local law, the terms of each of the CIGNA Loans will be identical, which such terms are summarized as follows:

     1. Each of the CIGNA Loans will bear interest at a fixed rate equal to 7.28% per annum.

     2. Monthly installments of interest only at 7.28% per annum are payable for thirty-six (36) months.

     3. During the period that interest only is payable, monthly deposits in an amount that approximates the principal payments that would be required ($23,400 for the Pointe Royal Property and $25,000 for the Westmont Property) had the CIGNA Loans been amortizing are payable into an escrow account, and the amounts on deposit therein are available to be used for capital improvements at the applicable Property.

     4. After the end of the interest-only period, installments of principal and interest, each in an amount sufficient to amortize the principal balance of the CIGNA Loans over a term of twenty-five (25) years, are payable monthly.

     5. The CIGNA Loans mature on the first day of the first calendar month following the seventh anniversary of the closing date; provided, however, upon the satisfaction of certain conditions, either of the CIGNA Loans may be extended for an additional thirty-six (36) months.

     6. The CIGNA Loans are closed to pre-payment for a period of three (3) years. Thereafter, the CIGNA Loans may be prepaid in whole, but not in part, on any monthly payment date; provided, that the applicable borrower gives CIGNA at least forty-five (45) days prior written notice and pays a prepayment premium equal to 3% of the loan balance on any of the 25th through the 60th monthly payment dates; 2% of the loan balance on any of the 61st through the 70th monthly payment dates and 1% of the loan balance on any of the 71st through the 80th monthly payment dates. The CIGNA Loans are open to prepayment at par from and after the 81st monthly payment date.

     7. With certain exceptions, the CIGNA Loans shall be nonrecourse to the applicable borrower.

                                   APPENDIX II

                                FAIRNESS OPINION

                          SCOTT-MACON SECURITIES, INC.
                                800 THIRD AVENUE
                            NEW YORK. N.Y. 10022-7604

                                                                    212-755-8200
                                                              212-755-8255 (FAX)

                                                 January 30, 1998

Board of Directors
Prudential-Bache Properties, Inc., General Partner
Fogelman Mortgage L.P. I
One Seaport Plaza
New York, N.Y. 10292-0324

Gentlemen:

The Board of Directors of Prudential-Bache Properties, Inc. ("PBP"), in its capacity as General Partner of Fogelman Mortgage L.P. I (the "Partnership"), has requested our opinion as to the fairness to the Partnership, from a financial point of view, of the total consideration to be received by the Partnership pursuant to the offer (the "Offer") from Fogelman Enterprises, L.P. and Avron B. Fogelman (collectively, the "Purchaser") for the two mortgage notes held by the Partnership (the "Mortgage Notes").

The terms of the Offer are set forth in a payoff agreement (the "Agreement"). Our opinion is based on the terms of the Agreement. Subject to the terms and conditions in the Agreement, the Purchaser has offered to purchase the Mortgage Notes from the Partnership for $48.0 million in cash plus an additional sum resulting from the guaranty of interest on the Mortgage Notes through closing in an amount of up to $1.5 million assuming a closing date of April 30, 1998. The capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

In connection with this opinion, we have reviewed, among other things:

     1.   The offers received for the Mortgage Notes

     2.   The Offer and the Agreement

     3.   The original Prospectus of the Partnership

SCOTT-MACON SECURITIES, INC.
Board of Directors                                              January 30, 1998
Prudential-Bache Properties, Inc.                                         Page 3

     4.   The Royal View Loan Documents

          a.    Loan Agreement
          b.    Amendment to Loan Agreement
          c.    Second Amendment to Loan Agreement
          d.    Third Amendment to Loan Agreement
          e.    Assignment
          f.    Pointe Royal Multi-Family Housing Facility Note
          g.    Promissory Note Modification Agreement
          h.    Second Promissory Note Modification Agreement
          i.    Mortgage and Security Agreement Modification Agreement
          j.    First Amendment to Mortgage and Security Modification Agreement
          k.    Guaranty
          l.    Release, Discharge and Cancellation of Guaranty

      5.  The Chesterfield Loan Documents

          a.    Loan Agreement
          b.    Amendment to Loan Agreement
          c.    Second Amendment to Loan Agreement
          d.    Chesterfield Multi-Family Housing Facility Note
          e.    Promissory Note Modification Agreement
          f.    Deed of Trust and Assignment of Rents and Leases
          g.    First Amendment to Deed of Trust, Assignment of Rents and Leases
          h.    Guaranty
          i.    Release, Discharge and Cancellation of Guaranty

      6.  The Fogelman Mortgage Settlement

      7. The Cushman & Wakefield April 15, 1997 Appraisal of Real Property - Pointe Royal Apartments

      8. The Cushman & Wakefield April 15, 1997 Appraisal of Real Property - Westmont Apartments

      9. Form 10-K and all other filings with the Securities and Exchange Commission for the Partnership for the years ending December 31, 1994, 1995 and 1996

     10. The Annual Reports of the Partnership for the years ending December 31, 1994, 1995 and 1996 and the Form 10-Q Quarterly Reports of the Partnership for the quarters ending March 31, 1997, June 30, 1997 and September 30, 1997

SCOTT-MACON SECURITIES, INC.
Board of Directors                                              January 30, 1998
Prudential-Bache Properties, Inc.                                         Page 4


     11. A summary of the Income and Expense Reports of the Pointe Royal Apartments and the Westmont Apartments (the "Properties") for the years ending December 31, 1992, 1993, 1994, 1995 and 1996

     12. A summary of the Budgeted Income and Expense reports of the Properties estimated for the year ending December 31, 1997 and budgeted for the year ending December 31, 1998

     13.  Such other studies, analyses and investigations as we deem appropriate

We also have received information from members of the senior management of the Partnership and the Properties regarding past and current business operations, financial condition and future prospects of the Properties. In addition, we have reviewed the reported price and trading activity in the secondary market for the units of interest in the Partnership.

At the direction of the Board of Directors of PBP, we have participated in completing a selling process in which twenty-five firms were contacted to determine if there was any interest in acquiring the Mortgage Notes. Of the twenty-five firms, three had submitted a written offer to purchase the Mortgage Notes while four verbally indicated an initial interest to purchase the Mortgage Notes. All of the verbal indications were below the written offers and were not pursued. Scott-Macon completed a "modified open bid process" in which the three firms had knowledge of the general terms and conditions required to continue the process.

We relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information regarding the Mortgage Notes and the Properties provided to Scott-Macon by the Partnership and its representatives. With respect to the financial forecasts, we assumed, with your consent, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgements of the management of the Properties as to the future financial performance of the Properties. We have also assumed, without having responsibility for independent verification, that the statements made to us by the management of the Properties are true and correct. Scott-Macon was not retained to conduct a physical inspection of the Properties, nor did Scott-Macon make any independent valuation or appraisal of the assets or liabilities of the Properties or the Partnership. Scott-Macon also assumed that the Offer in all respects is and will be in compliance with all laws and regulations that are applicable to the Partnership.

Scott-Macon's opinion was based solely upon the information available to it and the economic, market and other circumstances as they existed as of January 30, 1998. Events occurring after that date could materially affect the assumptions and conclusions contained in the opinion. Scott-Macon does not undertake to reaffirm or revise its opinion or otherwise take account of any events occurring after January 30, 1998.

SCOTT-MACON SECURITIES, INC.
Board of Directors                                              January 30, 1998
Prudential-Bache Properties, Inc.                                         Page 5


This opinion letter is for the information and benefit of the Board of Directors of PBP in connection with its consideration of the Offer. A description of this opinion may be included in the consent solicitation material to the unitholders of the Partnership and may be referred to in other fillings with the Securities and Exchange Commission pertaining to this subject matter, but only if a copy of the report or opinion in its entirety is also included in the consent solicitation material. Any such description will be submitted to Scott-Macon for its review prior to its release. This opinion shall not otherwise be reproduced, distributed or referred to without our prior written permission. Our opinion is not intended to be and will not constitute a recommendation to any unitholder as to whether such unitholder should vote for the proposed transaction.

We have not been engaged to act as, and we do not act as, an agent or fiduciary of any of the unitholders or any other third party.

Scott-Macon has received a fee in connection with this opinion. In the past, Scott-Macon and its affiliates have separately performed certain investment banking services for the Board of Directors of PBP and received fees customary for such services.

Based upon and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be received by the Partnership pursuant to the Offer for the Mortgage Notes is fair to the Partnership and the unitholders from a financial point of view.

                                         Very truly yours,

                                         SCOTT-MACON SECURITIES, INC.

                                         /s/ JEFFREY M. TEPPER
                                         ------------------------------
                                         Jeffrey M. Tepper
                                         Managing Director

                                  APPENDIX III

        ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-K/A

(Mark One)

/X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934

For the fiscal year ended December 31, 1997

                                       OR

/ / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934

For the transition period from _______________________ to ______________________

Commission file number 0-19123

                            FOGELMAN MORTGAGE L.P. I
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Tennessee                                       62-1317805
--------------------------------------------------------------------------------
(State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)


One Seaport Plaza, New York, New York           10292-0128
--------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 214-3500

Securities registered pursuant to Section 12(g) of the Act:

                                Depositary Units
--------------------------------------------------------------------------------

                                 Title of class

   Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes CK No _

   Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ CK ]

                      DOCUMENTS INCORPORATED BY REFERENCE

   Amended and Restated Certificate and Agreement of Limited Partnership dated November 12, 1986, included as part of the Registration Statement (File No. 33-8596) filed with the Securities and Exchange Commission on November 26, 1986 pursuant to Rule 424(b) under the Securities Act of 1933, as amended on December 31, 1991 and on December 24, 1992, is incorporated by reference into Part IV of this Annual Report on Form 10-K

   Annual Report to Unitholders for the year ended December 31, 1997 is incorporated by reference into Parts II and IV of this Annual Report on Form 10-K

                           Index to exhibits can be found on pages 9 through 11.

This Annual Report on Form 10-K/A for the Registrant for the year ended December 31, 1997 is being filed to include herewith certain exhibits under Item 14(a) not previously included in the original Form 10-K filing on March 31, 1998.

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                               Table of Contents

PART I                                                                                        PAGE
Item  1   Business.........................................................................     3
Item  2   Properties.......................................................................     5
Item  3   Legal Proceedings................................................................     5
Item  4   Submission of Matters to a Vote of Unitholders...................................     5

PART II
Item  5   Market for Registrant's Units and Related Unitholder Matters.....................     5
Item  6   Selected Financial Data..........................................................     6
Item  7   Management's Discussion and Analysis of Financial Condition and Results of
            Operations.....................................................................     6
Item  8   Financial Statements and Supplementary Data......................................     6
Item  9   Changes in and Disagreements with Accountants on Accounting and Financial
            Disclosure.....................................................................     6

PART III
Item 10   Directors and Executive Officers of the Registrant...............................     6
Item 11   Executive Compensation...........................................................     7
Item 12   Security Ownership of Certain Beneficial Owners and Management...................     8
Item 13   Certain Relationships and Related Transactions...................................     8

PART IV
Item 14   Exhibits, Financial Statement Schedules and Reports on Form 8-K..................     9
          Financial Statements and Financial Statement Schedules...........................     9
          Exhibits.........................................................................     9
          Reports on Form 8-K..............................................................    11
SIGNATURES.................................................................................    14

                                     PART I

Item 1. Business

General

   Fogelman Mortgage L.P. I (the 'Registrant'), a Tennessee limited partnership, was formed on September 4, 1986 and will terminate on December 31, 2016 unless terminated sooner under the provisions of the Amended and Restated Certificate and Agreement of Limited Partnership, as amended (the 'Partnership Agreement'). (See the discussion below concerning the Payoff Agreement and the possible earlier termination of the Partnership.) The Registrant was formed to invest in mortgage loans with the proceeds raised from the initial sale of 54,200 depositary units ('Units'). The Registrant invested in two mortgage loans (the 'Mortgage Loans'), which provided construction and permanent financing for the development of two multi-family residential apartment complexes. The Registrant's fiscal year for book and tax purposes ends on December 31.

   The Mortgage Loans consist of: (1) a loan (the 'Pointe Royal Loan') in the face amount of $22,745,000 made to FPI Royal View, Ltd., L.P. ('Pointe Royal'), which is secured by a first mortgage and related security documents encumbering the Pointe Royal Apartments, which is a 437 unit residential rental property located in Overland Park, Kansas (the 'Pointe Royal Property'); and (2) a loan (the 'Westmont Loan') in the face amount of $23,320,000 made to FPI Chesterfield, L.P. ('Westmont' and together with Pointe Royal, the 'Partnerships'), which is secured by a first mortgage and related security documents that encumber the Westmont Apartments, a 489 unit residential rental property located in Chesterfield, Missouri (the 'Westmont Property' and together with the Pointe Royal Property, the 'Properties'). Fogelman Enterprises, L.P., a Delaware limited partnership ('FELP'), and Avron B. Fogelman, an individual ('ABF') are the general partners of each of the Partnerships.

   On January 30, 1998, the Registrant entered into an agreement (the 'Payoff Agreement') with FELP and ABF which supersedes the November 26, 1997 agreement previously entered into by the parties. Through its general partner, Prudential-Bache Properties, Inc. ('PBP'), the Registrant has advised FELP that the Registrant will accept the Payoff Amount, as hereinafter defined, in full satisfaction of the Mortgage Loans if the Transactions, as hereinafter defined, are approved by a majority in interest of the unitholders of the Registrant. PBP has received a written opinion from its advisor to the effect that the offer to payoff the Mortgage Loans pursuant to the terms of the Payoff Agreement (the 'Transactions') are fair to the Registrant and the Unitholders from a financial point of view. If the Transactions are approved by the Unitholders, the Registrant intends to consummate the Transactions, distribute the Payoff Amount (net of expenses) and the remaining net assets of the Registrant and liquidate the Registrant.

   Pursuant to the Payoff Agreement, FELP has agreed to pay to the Registrant the payoff amount ('Payoff Amount') of $48,000,000 and an amount, if any, by which the aggregate amount of interest paid to the Registrant by the Partnerships in respect of the Mortgage Loans for the period from October 1, 1997, through the closing of the Transactions is less than the interest on the face amount of the Mortgage Loans during such period calculated at an annual rate of 7.7%.

   The Transactions must be consummated not later than May 29, 1998.

   The Registrant is engaged solely in the business of investing in mortgage loans; therefore, presentation of industry segment information is not applicable. For more information regarding the Registrant's operations, see Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations.

General Partner

   The general partner of the Registrant is Prudential-Bache Properties, Inc. ('PBP' or the 'General Partner').

Mortgage Loans and Properties Underlying Mortgage Loans

   The Pointe Royal project, which secures the Pointe Royal Loan, is located in Overland Park, Kansas and is a townhouse apartment community consisting of 52 buildings on approximately 35 acres of land. As of December 31, 1997, the monthly rents at the Pointe Royal project range from $610 to $930.

   The Westmont project, which secures the Westmont Loan, is located in Chesterfield, Missouri and is an apartment community consisting of 25 buildings on approximately 58 acres of land. As of December 31, 1997, the monthly rents at the Westmont project range from $605 to $840.

                                                                                           Information on
                                                                                        Underlying Properties
                                                                               ---------------------------------------
                                  Original      Interest                                     Average
                                  Amount of     Rate on                         Average      Monthly
                                  Mortgage      Mortgage          Maturity     Occupancy      Rental      Rental Units
Property          Closing Date      Loan          Loan              Date         Rates        Rates        Available
---------------- --------------- -----------  ------------     --------------  ---------  --------------  ------------

Pointe Royal
Overland Park,
Kansas           April 23, 1987  $22,745,000        9.5%       April 23, 1999     96.7%        $793           437

Westmont
Chesterfield,
Missouri         July 8, 1987     23,320,000        9.5          July 8, 1999     96.7          710           489
---------------
Average occupancy and rental rates are for the twelve months ended December 31, 1997.

   The interest pay rate on the Mortgage Loans has been modified and is equal to the net property cash flow generated by the respective Properties payable monthly (4.5% for 1997), with the difference between the amount actually paid and the original pay rate of 9.5% per annum being accounted for in a separate account for each Property, which itself bears interest at 9.5% per annum ('Unpaid Interest'). The Mortgage Loans require current payments of interest only with balloon payments of the entire principal and Unpaid Interest amounts due from sale or refinancing proceeds or upon maturity. The ultimate collectibility of the Unpaid Interest as well as the full principal of the Mortgage Loans will depend upon the value of the underlying properties which are currently estimated, based on third party appraisals, to be less than the amounts due. However, the estimated property values exceed the Registrant's carrying amount of the Mortgage Loans, which is recorded based upon the equity method of accounting. A full appraisal for both properties was obtained in 1997. The values of Pointe Royal and Westmont estimated in the appraisal reports were $24,200,000 and $25,600,000, respectively, as of April 15, 1997. (See above discussion of proposed payoff of Mortgage Loans.)

   Following is the interest received from each of the Registrant's Mortgage Loans as a percentage of total interest received and the equity income on the underlying properties as a percentage of total equity income:

                     Interest Received                    Equity Income
                   ----------------------             ----------------------
                   1997     1996     1995             1997     1996     1995
                   ----     ----     ----             ----     ----     ----
Pointe Royal       34.6%    43.2%    49.4%            43.5%    44.3%    46.8%
Westmont           65.4%    56.8%    50.6%            56.5%    55.7%    53.2%

   For summary financial statements of the underlying properties, see Note F to the financial statements in the Registrant's Annual Report to Unitholders for the year ended December 31, 1997 ('Registrant's Annual Report') which is filed as an exhibit hereto.

Competition

   The General Partner has formed various entities to engage in businesses which may be competitive with the Registrant. Both of the Properties collateralizing the Mortgage Loans are located in markets where the property manager manages other apartment complexes.

   The Registrant's business is affected by competition to the extent that the underlying properties from which it derives interest payments are subject to competition from neighboring properties. The Westmont apartments are located in the St. Louis metropolitan area and the Pointe Royal apartments are located in the Kansas City metropolitan area. The Properties' occupancy and rental rates are comparable to their competitors. However, the value of the Properties has declined between the two most recent appraisals and may continue to decline as construction with newer and superior amenities adds to the competitive pressure on the property values, particularly in Overland, Park, Kansas where the Pointe Royal Apartments is located.

Employees

   The Registrant has no employees. Management and administrative services for the Registrant are performed by the General Partner and its affiliates pursuant to the Partnership Agreement. The General Partner receives compensation and reimbursement of expenses in connection with such activities as described in Sections 9 and 10 of the Partnership Agreement. See Note E to the financial statements in the Registrant's Annual Report which is filed as an exhibit hereto.

Item 2. Properties

   The Registrant does not own or lease any property.

Item 3. Legal Proceedings

   None

Item 4. Submission of Matters to a Vote of Unitholders

   None

                                    PART II

Item 5. Market for Registrant's Units and Related Unitholder Matters

   As of March 5, 1998 there were 4,979 holders of record owning 54,200 Units. A significant secondary market for the Units has not developed and it is not expected that one will develop in the future. There are also certain restrictions set forth in the Partnership Agreement limiting the ability of a Unitholder to transfer Units. Consequently, holders of Units may not be able to liquidate their investments in the event of an emergency or for any other reason.

   The following per Unit cash distributions were paid to Unitholders during the following calendar quarters.

   Quarter Ended        1997       1996
-------------------    ------     ------
March 31               $15.63     $15.00
June 30                 15.63      15.63
September 30            11.50      15.63
December 31             11.50      15.63

   There are no material legal restrictions upon the Registrant's present or future ability to make distributions in accordance with the provisions of the Partnership Agreement. Cash distributions paid in 1997 were funded from current and prior undistributed cash flow from operations. Approximately $2,023,000 and $1,291,000 of the distributions paid to Unitholders during 1997 and 1996, respectively, represent a return of capital on a generally accepted accounting principles (GAAP) basis. The return of capital on a GAAP basis is calculated as Unitholder distributions less net income allocated to Unitholders. The Registrant currently does not expect that quarterly cash distributions will continue to be paid in the future subject to the approval by the Unitholders of the proposed disposition of the Mortgage Loans. (See Item 1 above for discussion of proposed payoff of Mortgage Loans.) However, if the Mortgage Loans are paid off pursuant to the Payoff Agreement, distributions of the net Payoff Amount and the remaining assets will be made to Unitholders.

Item 6. Selected Financial Data

   The following table presents selected financial data of the Registrant. This data should be read in conjunction with the financial statements of the Registrant and the notes thereto on pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

                                                       Year ended December 31,
                                 -------------------------------------------------------------------
                                    1997          1996          1995          1994          1993
                                 -----------   -----------   -----------   -----------   -----------
  Equity income from the
     underlying properties       $ 1,633,515   $ 2,557,797   $ 2,166,858   $ 2,267,243   $ 2,082,554
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------
  Net income                     $ 1,157,009   $ 2,314,871   $ 1,929,656   $ 1,997,698   $ 1,773,686
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------
  Net income per Unit            $     16.93   $     38.08   $     31.04   $     32.28   $     28.19
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------
  Total assets                   $26,408,195   $28,321,329   $29,783,810   $31,191,034   $32,349,343
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------
  Total Unitholder
     distributions               $ 2,940,892   $ 3,354,437   $ 3,116,500   $ 2,981,000   $ 2,879,387
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------
  Unitholder
     distributions per Unit      $     54.26   $     61.89   $     57.50   $     55.00   $     53.13
                                 -----------   -----------   -----------   -----------   -----------
                                 -----------   -----------   -----------   -----------   -----------

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

   This information is incorporated by reference to pages 10 and 11 of the Registrant's Annual Report which is filed as an exhibit hereto.

Item 8. Financial Statements and Supplementary Data

   The financial statements are incorporated by reference to pages 2 through 9 of the Registrant's Annual Report which is filed as an exhibit hereto.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

   Reference is made to the Registrant's Current Report on Form 8-K dated May 14, 1996, as filed with the Securities and Exchange Commission on May 16, 1996 regarding the change in the Registrant's certifying accountant from Deloitte & Touche LLP to Price Waterhouse LLP.

                                    PART III

Item 10. Directors and Executive Officers of the Registrant

   There are no directors or executive officers of the Registrant. The Registrant is managed by the General Partner.

Section 16(a) Beneficial Ownership Reporting Compliance

   The Registrant, the Registrant's General Partner and its directors and executive officers, and any persons holding more than ten percent of the Registrant's Units are required to report their initial ownership of such Units and any subsequent changes in that ownership to the Securities and Exchange Commission on Forms 3, 4 and 5. Such executive officers, directors and Unitholders who own greater than ten percent of the Registrant's Units are required by Securities and Exchange Commission regulations to furnish the Registrant with copies of all Forms 3, 4 or 5 they file. All of these filing requirements were satisfied on a timely basis. In making these disclosures, the Registrant has relied solely on written representations of the General Partner's directors and executive officers and Unitholders who own greater than ten percent of the Registrant's Units or copies of the reports they have filed with the Securities and Exchange Commission during and with respect to its most recent fiscal year.

Prudential-Bache Properties, Inc.

   The directors and executive officers of PBP and their positions with regard to managing the Registrant are as follows:

            Name                                      Position
Brian J. Martin                 President, Chief Executive Officer,
                                  Chairman of the Board of Directors
                                  and Director
Barbara J. Brooks               Vice President--Finance and Chief
                                  Financial Officer
Eugene D. Burak                 Vice President and Chief Accounting Officer
Chester A. Piskorowski          Senior Vice President
Frank W. Giordano               Director
Nathalie P. Maio                Director

BRIAN J. MARTIN, age 47, is the President, Chief Executive Officer, Chairman of the Board of Directors and a Director of PBP. He is a Senior Vice President of Prudential Securities Incorporated ('PSI'), an affiliate of PBP. Mr. Martin also serves in various capacities for certain other affiliated companies. Mr. Martin joined PSI in 1980. Mr. Martin is a member of the Pennsylvania Bar.

BARBARA J. BROOKS, age 49, is the Vice President--Finance and Chief Financial Officer of PBP. She is a Senior Vice President of PSI. Ms. Brooks also serves in various capacities for other affiliated companies. She has held several positions within PSI since 1983. Ms. Brooks is a certified public accountant.

EUGENE D. BURAK, age 52, is a Vice President of PBP. He is a First Vice President of PSI. Prior to joining PSI in September 1995, he was a management consultant for three years and was with Equitable Capital Management Corporation from March 1990 to May 1992. Mr. Burak is a certified public accountant.

CHESTER A. PISKOROWSKI, age 54, is a Senior Vice President of PBP. He is a Senior Vice President of PSI and is the Senior Manager of the Specialty Finance Asset Management area. Mr. Piskorowski has held several positions within PSI since April 1972. Mr. Piskorowski is a member of the New York and Federal Bars.

FRANK W. GIORDANO, age 55, is a Director of PBP. He is a Senior Vice President and Senior Counsel of PSI. Mr. Giordano also serves in various capacities for other affiliated companies. He has been with PSI since July 1967.

NATHALIE P. MAIO, age 47, is a Director of PBP. She is a Senior Vice President and Deputy General Counsel of PSI and supervises non-litigation legal work for PSI. She joined PSI's Law Department in 1983; presently, she also serves in various capacities for other affiliated companies.

   Thomas F. Lynch, III ceased to serve as President, Chief Executive Officer, Chairman of the Board of Directors and a Director of Prudential-Bache Properties, Inc. effective May 2, 1997. Effective May 2, 1997, Brian J. Martin was elected President, Chief Executive Officer, Chairman of the Board of Directors and a Director of Prudential-Bache Properties, Inc.

   There are no family relationships among any of the foregoing directors or officers. All of the foregoing officers and/or directors have indefinite terms.

Item 11. Executive Compensation

   The Registrant does not pay or accrue any fees, salaries or any other form of compensation to directors and officers of the General Partner for their services. Certain officers and directors of the General Partner receive compensation from affiliates of the General Partner, not from the Registrant, for services performed for various affiliated entities, which may include services performed for the Registrant; however, the General Partner believes that any compensation attributable to services performed for the Registrant is immaterial. See Item 13 Certain Relationships and Related Transactions for information regarding reimbursement to the General Partner for services provided to the Registrant.

Item 12. Security Ownership of Certain Beneficial Owners and Management

   As of March 5, 1998, no director or officer of the General Partner owns directly or beneficially any interest in the voting securities of the General Partner.

   As of March 5, 1998, no director or officer of the General Partner owns directly or beneficially any of the Units issued by the Registrant.

   As of March 5, 1998, no beneficial owners who are neither a director nor officer of the General Partner beneficially own more than five percent of the Units issued by the Registrant.

Item 13. Certain Relationships and Related Transactions

   The Registrant has and will continue to have certain relationships with the General Partner and its affiliates. However, there have been no direct financial transactions between the Registrant and the directors or officers of the General Partner.

   Reference is made to Notes A and E to the financial statements in the Registrant's Annual Report, which is filed as an exhibit hereto, which identify the related parties and discuss the services provided by these parties and the amounts paid or payable for their services.

                                    PART IV

                                                                                           Page in
                                                                                        Annual Report
Item 14. Exhibits, Financial Statement Schedules and Reports on Form 8-K
(a)  1.   Financial Statements and Report of Independent Accountants--incorporated by reference to the Registrant's Annual Report which is filed as an exhibit hereto

          Reports of Independent Accountants

          Report of Independent Accountants at December 31, 1997 and 1996 and for
          the years then ended                                                                  2

          Independent Auditors' Report for the year ended December 31, 1995

          Statements of Financial Condition--December 31, 1997 and 1996                         3

          Statements of Operations--Three years ended December 31, 1997                         4

          Statements of Changes in Partners' Capital--Three years ended
          December 31, 1997                                                                     4

          Statements of Cash Flows--Three years ended December 31, 1997                         5

          Notes to Financial Statements                                                         6

     2.   Financial Statement Schedule and Report of Independent Accountants
          Report of Independent Accountants on Financial Statement Schedule
          Schedule:
          IV--Mortgage Loans on Real Estate--December 31, 1997

          Financial Statements:

          Report of Independent Auditors

          Statements of Assets, Liabilities and Project Deficit--December 31, 1997
          and 1996

          Statements of Revenues and Expenses and Changes in Project Deficit--Three
          years ended December 31, 1997

          Statements of Cash Flows--Three years ended December 31, 1997

          Notes to Financial Statements

          Separate Financial Statements for Pointe Royal Project and Westmont Project

          All other schedules have been omitted because they are not applicable or the required information is included in the financial statements or notes thereto.

     3.   Exhibits
          Description:
          3.1    Amended and Restated Certificate and Agreement of Limited Partnership dated
                 November 12, 1986 (incorporated by reference to Registration Statement No.
                 33-8596 filed November 26, 1986)
          3.2    Second Amendment to Amended and Restated Certificate and Agreement of
                 Limited Partnership dated December 24, 1992 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31,
                 1992)

          10.1   Loan Agreement dated as of April 23, 1987 and amended as of July 7, 1987, between FPI Royal View, Ltd., L.P. and the Registrant (filed herewith)
          10.2   Loan Agreement dated as of July 8, 1987, between FPI Chesterfield, L.P. and the Registrant (filed herewith)
          10.3   Promissory Note Modification Agreement dated as of April 23, 1987 between
                 FPI Royal View, Ltd., L.P. and The Merchants Bank (filed herewith)
          10.4   Promissory Note Modification Agreement dated as of January 1, 1990 between
                 FPI Chesterfield, L.P. and the Registrant (filed herewith)
          10.5   Amendment to Loan Agreement dated as of January 1, 1990 between the
                 Registrant and FPI Chesterfield, L.P. (filed herewith)
          10.6   Second Amendment to Loan Agreement dated as of January 1, 1990 between the
                 Registrant and FPI Royal View, Ltd., L.P. (filed herewith)
          10.7   Deed of Trust, Assignment of Rents and Leases and Security Agreement dated as of July 8, 1987 and amended as of January 1, 1990 between FPI
                 Chesterfield, L.P. and the Registrant (filed herewith)
          10.8   Second Promissory Note Modification Agreement dated as of January 1, 1990 between FPI Royal View, Ltd., L.P. and the Registrant (filed herewith)
          10.9   Mortgage and Security Agreement Modification Agreement dated as of April 23,
                 1987 and amended as of January 1, 1990 between FPI Royal View Ltd., L.P. and the Registrant (filed herewith)
          10.10  Guaranty dated as of July 8, 1987 by Avron B. Fogelman ('ABF') in favor of the Registrant with respect to the indebtedness of FPI Chesterfield, L.P.
                 (filed herewith)
          10.11  Guaranty dated as of April 23, 1987 by ABF in favor of the Registrant with respect to the indebtedness of FPI Royal View Ltd., L.P. (filed herewith)
          10.12  Assignment of Partnership Interest by Fogelman Assignor L.P., Inc. to
                 Prudential-Bache Investor Services II, Inc. dated December 14, 1992
                 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1992)
          10.13  Assignment of Partnership Interest by Fogelman Mortgage Partners I, Inc. to
                 Prudential-Bache Properties, Inc. dated December 14, 1992 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended
                 December 31, 1992)
          10.14  Assignment of Partnership Interest by ABF to Prudential-Bache Properties,
                 Inc. dated December 14, 1992 (incorporated by reference to the Registrant's
                 Annual Report on Form 10-K for the year ended December 31, 1992)
          10.15  Second Amendment to Loan Agreement dated as of December 24, 1992 between the
                 Registrant and FPI Chesterfield, L.P. (incorporated by reference to the
                 Registrant's Annual Report on Form 10-K for the year ended December 31,
                 1992)
          10.16  Release, Discharge and Cancellation of Guaranty between the Registrant and
                 Avron B. Fogelman dated December 24, 1992 (incorporated by reference to the
                 Registrant's Annual Report on Form 10-K for the year ended December 31,
                 1992)
          10.17  Third Amendment to Loan Agreement dated December 24, 1992 between the Regis-
                 trant and FPI Royal View, Ltd., L.P. (incorporated by reference to the
                 Registrant's Annual Report on Form 10-K for the year ended December 31,
                 1992)
          10.18  Amended and Restated Payoff Agreement dated January 30, 1998 between the
                 Registrant, Fogelman Enterprises, L.P. and ABF (filed herewith)

          13.1   Registrant's Annual Report to Unitholders for the year ended December 31,
                 1997 (with the exception of the information and data incorporated by reference in Items 7 and 8 of this Annual Report on Form 10-K, no other information or data appearing in the Registrant's Annual Report is to be deemed filed as part of this report)
          16.1   Letter dated May 15, 1996 from Deloitte & Touche LLP to the Securities and
                 Exchange Commission regarding change in certifying accountant (incorporated by reference to Exhibit 16.1 to the Registrant's Current Report on Form 8-K
                 dated May 14, 1996)
          19.1   First Amendment to Amended and Restated Certificate and Agreement of Limited
                 Partnership dated December 31, 1991 (incorporated by reference to the
                 Registrant's Annual Report on Form 10-K for the year ended December 31,
                 1992)
          19.2   Amended Stipulation of Settlement dated February 25, 1992 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the year ended
                 December 31, 1992)
          27     Financial Data Schedule (filed herewith)

(b)       Reports on Form 8-K
          Registrant's Current Report on Form 8-K dated November 26, 1997, as filed with the
          Securities and Exchange Commission on December 10, 1997 relating to Item 5 regarding the entering into an agreement to payoff the Registrant's two mortgage loans.
          Registrant's Current Report on Form 8-K dated January 30, 1998, as filed with the
          Securities and Exchange Commission on February 5, 1998 relating to Item 5 regarding the entering into a revised agreement to payoff the Registrant's two mortgage loans.

Price Waterhouse LLP (LOGO)
1177 Avenue of the Americas
New York, NY 10036
Telephone  212 596-7000
Facsimile  212 596-8910

Report of Independent Accountants on
Financial Statement Schedule

February 13, 1998

To the Unitholders and
General Partner of Fogelman Mortgage L.P. I

Our audit of the financial statements referred to in our report dated February 13, 1998 appearing in the 1997 Annual Report to Unitholders of Fogelman Mortgage L.P. I (which report and financial statements are incorporated by reference in this Annual Report on Form 10-K) also included an audit of the Financial Statement Schedule listed in Item 14(a) of this Form 10-K. In our opinion, this Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.

/s/ Price Waterhouse LLP

                            FOGELMAN MORTGAGE L.P. I
                   Schedule IV--Mortgage Loans On Real Estate
                               December 31, 1997

MORTGAGE LOANS ON REAL ESTATE

--------------------------------------------------------------------------------------------------------------
                                                                  Periodic
                                              Final maturity      payment                      Face amount of
      Description          Interest rate           date            terms       Prior liens        mortgage
--------------------------------------------------------------------------------------------------------------

Pointe Royal
First Mortgage Loan (A)          9.5%(C)      April 23, 1999        (C)            None          $22,745,000

Westmont
First Mortgage Loan (B)          9.5%(C)      July 8, 1999          (C)            None           23,320,000
                                                                                               ---------------
                                                                                                 $46,065,000
                                                                                               ---------------
                                                                                               ---------------
                         Carrying amount of
      Description           mortgage (D)
--------------------------------------------------------------
Pointe Royal
First Mortgage Loan (A)     $ 13,236,500
Westmont
First Mortgage Loan (B)       12,465,246
                         ------------------
                            $ 25,701,746
                         ------------------
                         ------------------

(A) Multi-family residential apartment complex--Overland Park, Kansas

(B) Multi-family residential apartment complex--Chesterfield, Missouri

(C) The interest pay rate has been modified and is equal to the net property cash flow generated by the respective Properties payable monthly (4.5% for 1997), with the difference between the amount actually paid and the original pay rate of 9.5% per annum being accounted for in a separate account for each Property, which itself bears interest at 9.5% per annum. The Mortgage Loans require current payments of interest only with balloon payments of the entire principal and Unpaid Interest amounts due from sale or refinancing proceeds or upon maturity (the twelfth anniversary of the respective loan closing dates). The Mortgage Loans as of December 31, 1997, may be prepaid in whole with no prepayment penalty.

(D) See Note C to the financial statements in the Registrant's Annual Report which is filed as an exhibit hereto. No principal amount of the loans is subject to delinquent interest because the loans have been modified to a cash flow basis.

                                   SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fogelman Mortgage L.P. I

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Eugene D. Burak                      Date: April 20, 1998
     ----------------------------------------
     Eugene D. Burak
     Vice President and Chief Accounting
     Officer

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities (with respect to the General Partner) and on the dates indicated.

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Brian J. Martin                      Date: April 20, 1998
     ----------------------------------------
     Brian J. Martin
     President, Chief Executive Officer,
     Chairman of the Board of Directors and
     Director

     By: /s/ Barbara J. Brooks                    Date: April 20, 1998
     ----------------------------------------
     Barbara J. Brooks
     Vice President-Finance and Chief
     Financial Officer

     By: /s/ Eugene D. Burak                      Date: April 20, 1998
     ----------------------------------------
     Eugene D. Burak
     Vice President

     By: /s/ Frank W. Giordano                    Date: April 20, 1998
     ----------------------------------------
     Frank W. Giordano
     Director

     By: /s/ Nathalie P. Maio                     Date: April 20, 1998
     ----------------------------------------
     Nathalie P. Maio
     Director
                                       14

Audited Financial Statements
Pointe Royal Project

Years ended December 31, 1997, 1996, and 1995 with Report of Independent Auditors

(LOGO)

            Pointe Royal Project
        Audited Financial Statements
 Years ended December 31, 1997, 1996, and 1995


Contents

Report of Independent Auditors                                       1

Audited Financial Statements

Statements of Assets, Liabilities and Project Deficit                2
Statements of Revenues and Expenses and Changes in Project Deficit   3
Statements of Cash Flows                                             4
Notes to Financial Statements                                        5

           [LETTERHEAD OF ERNST & YOUNG LLP]

             Report of Independent Auditors


To the Partners of
FPI Royal View, Ltd., L.P.

We have audited the accompanying statements of assets, liabilities and project deficit of the Pointe Royal Project (the Project) as of December 31, 1997 and 1996, and the related statements of revenues and expenses and changes in project deficit and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

Memphis, Tennessee
January 30, 1998

                     Pointe Royal Project

             Statements of Assets, Liabilities and
                       Project Deficit

                                                     December 31
                                                 1997            1996
Assets
Property, at cost                               $23,970,628    $23,288,629
Less accumulated depreciation                    (7,869,324)    (7,065,474)
                                                 16,101,304     16,223,155

Restricted funds and escrows                        145,221        157,191
Cash                                                 72,186          3,400
Total assets                                    $16,318,711    $16,383,746


Liabilities and Project Deficit
Mortgage notes payable                          $23,808,000    $23,808,000
Due to FPI Royal View, Ltd., L.P.
  and related entities                            1,180,778      1,183,763
Accrued interest payable                          6,278,092      4,235,079
Accrued real estate taxes                           172,135        177,100
Security deposits                                    57,520         64,890
Other accrued expenses                               66,527         64,043

Total liabilities                                31,563,052     29,532,875

Project deficit                                 (15,244,341)   (13,149,129)
Total liabilities and project deficit           $16,318,711    $16,383,746

See accompanying notes.

                       Pointe Royal Project

            Statements of Revenues and Expenses and
                  Changes in Project Deficit

                                                  Year ended December 31
                                          1997             1996             1995
Revenues
Rental income                        $   3,734,047    $   3,771,718    $    3,615,886
Interest and other income                  128,129          165,052           137,665
                                         3,862,176        3,936,770         3,753,551

Expenses
Operating expenses                       2,398,690        2,064,220         1,686,854
Interest                                 2,754,848        2,600,663         2,524,077
Depreciation                               803,850          745,929           749,890
Loss on disposal of property                     -           43,941           354,386
                                         5,957,388        5,454,753         5,315,207

Expenses in excess of revenues          (2,095,212)      (1,517,983)       (1,561,656)
Project deficit at beginning of year   (13,149,129)     (11,631,146)      (10,069,490)
Project deficit at end of year        $(15,244,341)    $(13,149,129)     $(11,631,146)

See accompanying note.

                                 Pointe Royal Project

                               Statements of Cash Flows

                                                  Year ended December 31
                                          1997             1996             1995
Operating activities

Expenses in excess of revenues      $   (2,095,212)   $   (1,517,983)   $   (1,561,656)
Adjustments to reconcile
  expenses in excess of
  revenues to net cash
  provided by operating
  activities:

    Depreciation                           803,850           745,929           749,890
    Loss on disposal of property                 -            43,941           354,386
    Decrease in restricted
      funds and escrows                     11,970             7,210            10,188
    (Decrease) increase in
      Due to FPI Royal View,
      Ltd., L.P. and related
      entities                             (2,985)           (48,669)           13,077
    Increase in accrued
      interest payable                  2,043,013          1,063,483           766,521
    (Decrease) increase in
      accrued real estate
      taxes                                (4,965)            (1,761)           35,308
    Decrease in security deposits          (7,370)            (8,190)          (20,781)
    Increase (decrease) in
      other accrued expenses                2,484             28,708           (92,223)
Net cash provided by
  operating activities                    750,785            312,668           254,710
Investing activities
Property additions                       (681,999)          (395,525)         (340,910)
Net increase (decrease) in cash            68,786            (82,857)          (86,200)
Cash at beginning of year                   3,400             86,257            12,457
Cash at end of year                    $   72,186          $   3,400        $   86,257

See accompanying notes.

                              Pointe Royal Project
                          Notes to Financial Statements
                                December 31, 1997

1. Project Description

The Pointe Royal Project (the Project) is a 437 unit residential rental property on 34.74 acres in Overland Park, Kansas. The Project, which is not a separate legal entity, is owned by FPI Royal View, Ltd., L.P. (the Partnership), a Kansas limited partnership. Avron B. Fogelman and Fogelman
Enterprises, L.P. (FELP), which is directly and indirectly owned by Avron B. Fogelman, are general partners of the Partnership. FELP is also the sole limited partner. Through December 24, 1992, Avron
B. Fogelman was also a general partner of Fogelman
Mortgage L.P. I (FMLP), which holds the first mortgage note on the Project's property (see Note
4). However, as of December 24, 1992, pursuant to settlement of certain claims brought by investors in FMLP, Mr. Fogelman and an affiliated entity withdrew as general partners from FMLP (see Note
4).

Units are leased under short-term operating leases with monthly rentals due in advance. The Project, existing and future leases, and rents have been assigned as collateral for the related mortgage notes (see Note 4).

2. Summary of Significant Accounting Policies

Basis of Reporting

The accompanying financial statements are prepared on the accrual basis of accounting and represent the cumulative operations of the Project beginning with the inception of the FMLP loan agreement on April 23, 1987 (see Note 4).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.
Actual results could differ from those estimates.

Statements of Cash Flows

The Project made payments of $711,835, $1,537,180, and $1,757,556, for interest during the years ended
December 31, 1997, 1996, and 1995, respectively.

                              Pointe Royal Project
                   Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Restricted Funds and Escrows

Included in restricted funds and escrows are security deposits and real estate tax escrow deposits.

Income Taxes

No income taxes are paid by the Project or the Partnership since the results of operations are allocated to the partners of the Partnership. Any income tax liability or benefit resulting therefrom is the responsibility of the partners rather than the Partnership or the Project.

3. Property

Property is stated at cost. Depreciation is provided for financial statement reporting purposes using the straight-line method over estimated useful lives as follows:

                               Useful                 Cost at December 31
                                Life                1997               1996
Land                            N/A            $   3,496,000      $   3,496,000
Buildings                     30 years            16,537,712         16,537,712
Land improvements             15 years             1,864,748          1,618,401
Furniture and fixtures       5-7 years             2,072,168          1,636,516
                                               $  23,970,628      $  23,288,629

Construction period interest incurred during
Project development amounted to $1,347,428 and has been capitalized as a component of property costs.

The Project follows Financial Accounting Standards
Board Statement No. 121, Accounting for the
Impairment of Long-Lived Assets and for Long-Lived
Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Project adopted
Statement 121 during 1996, with no effect on its financial statements.

As a result of normal capital improvements at the Project, certain property was replaced. The net book value of this property was written off and is reflected as a loss on disposal of property in the accompanying financial statements.

                              Pointe Royal Project
                   Notes to Financial Statements (continued)

4. Mortgage Notes Payable

The Project is financed with nonrecourse mortgage notes payable consisting of the following at December 31, 1997 and 1996:

                                      1997                          1996
                                             Accrued                         Accrued
                                             Interest                        Interest
                              Principal      Payable         Principal       Payable
First mortgage note
  payable to FMLP             $22,745,000   $5,587,575       $22,745,000     $3,717,722

Second mortgage note
  payable to Avron B.
  Fogelman                      1,063,000      690,517         1,063,000        517,357

                              $23,808,000   $6,278,092       $23,808,000     $4,235,079

The first mortgage note was amended effective
January 1, 1990 pursuant to a consensual reorganization of the business affairs of Avron B.
Fogelman and related entities. The note, as amended, bears interest at the basic interest rate of 9.50% per annum and is payable monthly with the principal balance due April 23, 1999. If Property
Cash Flow, as defined, is insufficient to pay the basic interest, then the interest paid shall be equal to the Property Cash Flow. Such insufficiency between basic interest at 9.50% and Property Cash
Flow is accrued and bears interest at 9.50%, compounded monthly. If Property Cash Flow exceeds the basic interest, then the excess shall be applied against any unpaid accrued interest until all such accrued interest has been paid.
Thereafter, any excess Property Cash Flow shall be paid to FMLP to be held in escrow as additional collateral for future interest obligations. If
Property Cash Flow exceeds the basic interest for six consecutive months after payment of all accrued basic interest, then cash held as additional collateral shall be paid as contingent interest as provided under the original terms of the first mortgage note.

Contingent interest is payable from any Property
Cash Flow, sale or refinancing proceeds received after January 1, 1989 as follows: (a) 75% thereof until the total interest (basic interest plus contingent interest) paid results in a 10.75% yield on the note; (b) 50% of the remaining balance until the total interest paid results in a 12.75% yield on the note; and (c) 25% of the remaining balance thereof.

Under the first mortgage note agreement, effective
January 1, 1994, the principal may be repaid in whole, but not in part, upon the payment of a prepayment penalty equal to 5% of the outstanding principal balance. Thereafter, prepayment penalties decline 1% annually.

                              Pointe Royal Project
                   Notes to Financial Statements (continued)

4. Mortgage Notes Payable (continued)

During 1992, Mr. Fogelman, FMLP and other defendants settled litigation with certain investors in FMLP, the holder of the Project's first mortgage note. Pursuant thereto, funds placed by Mr. Fogelman in trust to satisfy his guarantee related to the mortgage note were released to FMLP and applied as payment of accrued basic interest.
Mr. Fogelman was then released from his guarantee on the note and Mr. Fogelman and an affiliated entity withdrew as general partners from FMLP.
Accordingly, the first mortgage note payable to FMLP is solely a nonrecourse note collateralized by the Project.

In accordance with the transfer of funds to FMLP discussed in the preceding paragraph, the Project recorded a second mortgage note payable to Mr.
Fogelman in the amount of $1,063,000, which was the amount of funds transferred to FMLP. The note bears interest at the prime rate plus 2%, adjustable monthly (10.5% and 10.25% at December 31, 1997 and
1996, respectively), and the principal and accrued interest mature April 23, 1999. The note and interest thereon are subordinate to the first mortgage note and related interest payable to FMLP discussed above. The note may be prepaid, subject to the subordination provisions above, at any time without penalty.

5. Related Party Transactions

Fogelman Management Co. (FMC), which is owned by Mr. Fogelman, manages the Project and charges management fees equal to 5% of gross operating revenues, as defined in the management agreement.
Management fees paid by the Project were approximately $193,000, $196,000, and $188,000 for
1997, 1996, and 1995, respectively.

FMC obtains insurance coverage for all properties it manages and allocates the related costs proportionately among the properties.

6. Fair Values of Financial Instruments

The following methods and assumptions were used by the Project's management in estimating fair value disclosures for financial instruments:

The carrying amounts reported in the balance sheet for restricted funds and escrows, Due to FPI Royal
View, Ltd., L. P. and related entities, and other accrued expenses approximate fair value.

The fair value of the first mortgage note and accrued interest, when combined with the outstanding amount of the first mortgage note and accrued interest of FPI Chesterfield, L.P.
($29,439,179), an affiliate, approximates the payoff amount described in Note 7.

                              Pointe Royal Project
                   Notes to Financial Statements (continued)

6. Fair Values of Financial Instruments (continued)

Management of the Project has determined that it is not practicable to estimate the fair value of the second mortgage note payable to Mr. Fogelman and related accrued interest since these obligations are subordinate to the first mortgage note.

7. Subsequent Event

On January 30, 1998, FELP, Avron B. Fogelman and
FMLP entered into an agreement ("Payoff Agreement") which provides that FELP will pay (or cause to be paid on behalf of the Partnership) to FMLP, in full satisfaction of the first mortgage loan and related accrued interest of the Partnership, as well as, the first mortgage loan and related accrued interest of FPI Chesterfield, L.P. (collectively referred to as "Mortgage Loans"), the following:
(i) $48,000,000 and (ii) an amount, if any, by which the aggregate amount of interest paid to FMLP with respect to the Mortgage Loans for the period
October 1, 1997 through the closing is less than interest on the principal amount of the Mortgage
Loans ($46,065,000) at an annual interest rate of 7.7%.

The obligation of FMLP to close under the Payoff
Agreement is subject to the approval by a majority in interest of the unitholders of FMLP.
Additionally, FELP's obligation to close is subject to the closing occurring on or before May 29, 1998, unless FELP in its sole discretion agrees to the closing on a later date.

FELP and Avron B. Fogelman have reached an agreement in principle with (i) Connecticut General
Life Insurance Company ("CIGNA") respecting the terms and conditions of new first mortgage financing and (ii) General Electric Capital
Corporation ("GECC") respecting the terms of a new equity investment. The funds from CIGNA and GECC, together with funds provided by FELP and/or its affiliates, would repay the Mortgage Loans.

Audited Financial Statements
Westmont Project

Years ended December 31, 1997, 1996, and 1995 with Report of Independent Auditors

(LOGO)

                       Westmont Project

                  Audited Financial Statements
          Years ended December 31, 1997, 1996, and 1995

                            Contents

Report of Independent Auditors                                   1

Audited Financial Statements

Statements of Assets, Liabilities and Project Deficit             2
Statements of Revenues and Expenses and Changes in
    Project Deficit                                               3
Statements of Cash Flows                                          4
Notes to Financial Statements                                     5

                [LETTERHEAD OF ERNST & YOUNG LLP]

Report of Independent Auditors


To the Partners of
FPI Chesterfield, L.P.

We have audited the accompanying statements of assets, liabilities and project deficit of the Westmont Project
(the Project) as of December 31, 1997 and 1996, and the related statements of revenues and expenses and changes in project deficit and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

Memphis, Tennessee
January 30, 1998

                     Westmont Project
           Statements of Assets, Liabilities and
                      Project Deficit

                                           December 31
                                    1997                     1996
Assets
Property, at cost                $23,480,010               $23,093,158
Less accumulated depreciation     (8,397,855)               (7,597,138)
                                  15,082,155                15,496,020

Restricted funds and escrows         163,243                   126,294
Cash                                 176,411                   151,421
Total assets                     $15,421,809               $15,773,735

Liabilities and Project Deficit
Mortgage notes payable           $24,409,000               $24,409,000
Due to FPI Chesterfield, L.P.
  and related entities               611,413                   613,701
Accrued interest payable           6,826,586                 5,289,419
Security deposits                    165,333                   121,410
Other accrued expenses               138,698                    59,008

Total liabilities                 32,151,030                30,492,538
Project deficit                  (16,729,221)              (14,718,803)
Total liabilities and project
  deficit                        $15,421,809               $15,773,735

See accompanying notes.

                             Westmont Project
                 Statements of Revenues and Expenses and
                         Changes in Project Deficit

                                            Year ended December 31
                                     1997            1996           1995
Revenues
Rental income                   $   3,761,133   $   3,669,349   $   3,547,581
Interest and other income             137,721         137,427         161,780
                                    3,898,854       3,806,776       3,709,361

Expenses
Operating expenses                  2,173,193       1,651,281       1,812,435
Interest                            2,881,056       2,774,158       2,693,697
Depreciation                          837,524         782,138         795,726
Loss on disposal of property           17,499               -               -
                                    5,909,272       5,207,577       5,301,858
Expenses in excess of
  revenues                         (2,010,418)     (1,400,801)     (1,592,497)
Project deficit at
  beginning of year               (14,718,803)    (13,318,002)    (11,725,505)
Project deficit at end of
  year                           $(16,729,221)   $(14,718,803)   $(13,318,002)

See accompanying notes.
                                        3

                              Westmont Project
                           Statements of Cash Flows

                                                Year ended December 31
                                         1997            1996             1995
Operating activities
Expenses in excess of revenues   $   (2,010,418)    $   (1,400,801)   $(1,592,497)
Adjustments to reconcile
  expenses in excess of
  revenues to net cash
  provided by operating
  activities:
   Depreciation                         837,524            782,138        795,726
   Loss on disposal of property          17,499                  -             -
   (Increase) decrease in
     restricted funds and
     escrows                            (36,949)           127,426          2,853
   (Decrease) increase in
     Due to FPI Chesterfield,
     L.P. and related entities           (2,288)           (42,850)         5,532
   Increase in accrued
     interest payable                 1,537,167            749,884        891,362
   Increase (decrease) in
     security deposits                   43,923              4,500         (8,695)
   Increase (decrease) in
     other accrued expenses              79,690             10,041        (17,537)
Net cash provided by
  operating activities                  466,148            230,338         76,744

Investing activities
Property additions                     (441,158)          (160,749)       (122,556)
Net increase (decrease) in cash          24,990             69,589         (45,812)
Cash at beginning of year               151,421             81,832         127,644
Cash at end of year                 $   176,411        $   151,421     $    81,832

See accompanying notes.
                                        4

                             Westmont Project
                        Notes to Financial Statements
                             December 31, 1997

1. Project Description

The Westmont Project (the Project) is a 489 unit residential rental property on 57.65 acres in Chesterfield, Missouri. The Project, which is not a separate legal entity, is owned by FPI
Chesterfield, L.P. (the Partnership), a Missouri limited partnership. Avron B. Fogelman and Fogelman
Enterprises, L.P. (FELP), which is directly and indirectly owned by Avron B. Fogelman, are general partners of the Partnership. Avron B. Fogelman is also the sole limited partner. Through December 24, 1992, Avron B. Fogelman was also a general partner of Fogelman Mortgage L.P. I (FMLP), which holds the first mortgage note on the Project's property (see
Note 4). However, as of December 24, 1992, pursuant to settlement of certain claims brought by investors in FMLP, Mr. Fogelman and an affiliated entity withdrew as general partners from FMLP (see
Note 4).

Units are leased under short-term operating leases with monthly rentals due in advance. The Project, existing and future leases, and rents have been assigned as collateral for the related mortgage notes (see Note 4).

2. Summary of Significant Accounting Policies

Basis of Reporting

The accompanying financial statements are prepared on the accrual basis of accounting and represent the cumulative operations of the Project beginning with the inception of the FMLP loan agreement on July 8, 1987 (see Note 4).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.
Actual results could differ from those estimates.

Statements of Cash Flows

The Project made payments of $1,343,889, $2,024,274, and $1,802,335, for interest during the years ended December 31, 1997, 1996, and 1995, respectively.

                             Westmont Project
                Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Restricted Funds and Escrows

Included in restricted funds and escrows are security deposits and real estate tax escrow deposits.

Income Taxes

No income taxes are paid by the Project or the Partnership since the results of operations are allocated to the partners of the Partnership. Any income tax liability or benefit resulting therefrom is the responsibility of the partners rather than the Partnership or the Project.

3. Property

Property is stated at cost. Depreciation is provided for financial statement reporting purposes using the straight-line method over estimated useful service lives as follows:

                                Useful              Cost at December 31
                                 Life           1997                 1996
Land                             N/A        $   2,386,320        $   2,386,320
Buildings                      30 years        17,029,627           17,027,526
Land improvements              15 years         2,001,847            1,931,757
Furniture and fixtures        5-7 years         2,062,216            1,747,555
                                              $23,480,010          $23,093,158

Construction period interest incurred during
Project development amounted to $1,358,694 and has been capitalized as a component of property costs.

The Project follows Financial Accounting Standards
Board Statement No. 121, Accounting for the
Impairment of Long-Lived Assets and for Long-Lived
Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Project adopted
Statement 121 during 1996, with no effect on its financial statements.

As a result of normal capital improvements at the Project, certain property was replaced. The net book value of this property was written off and is reflected as a loss on disposal of property in the accompanying financial statements.

                             Westmont Project
                Notes to Financial Statements (continued)

4. Mortgage Notes Payable

The Project is financed with nonrecourse mortgage notes payable consisting of the following at December 31, 1997 and 1996:

                                    1997                            1996
                                          Accrued                        Accrued
                                          Interest                       Interest
                          Principal       Payable         Principal      Payable
First mortgage
 note payable
 to FMLP                 $23,320,000     $6,119,179      $23,320,000    $4,759,407

Second mortgage
 note payable
 to Avron B.
 Fogelman                  1,089,000        707,407        1,089,000       530,012
                         $24,409,000     $6,826,586      $24,409,000    $5,289,419

The first mortgage note was amended effective
January 1, 1990 pursuant to a consensual reorganization of the business affairs of Avron B.
Fogelman and related entities. The note, as amended, bears interest at the basic interest rate of 9.50% per annum and is payable monthly with the principal balance due July 1, 1999. If Property
Cash Flow, as defined, is insufficient to pay the basic interest, then the interest paid shall be equal to the Property Cash Flow. Such insufficiency between basic interest at 9.50% and Property Cash
Flow is accrued and bears interest at 9.50%, compounded monthly. If Property Cash Flow exceeds the basic interest, the excess shall be applied against any unpaid accrued interest until all such accrued interest has been paid. Thereafter, any excess Property Cash Flow shall be paid to FMLP to be held in escrow as additional collateral for future interest obligations. If Property Cash Flow exceeds the basic interest for six consecutive months after payment of all accrued basic interest, then cash held as additional collateral shall be paid as contingent interest as provided under the original terms of the first mortgage note.

Contingent interest is payable from any Property
Cash Flow, sale or refinancing proceeds received after January 1, 1989 as follows: (a) 75% thereof until the total interest (basic interest plus contingent interest) paid results in a 10.75% yield on the note; (b) 50% of the remaining balance until the total interest paid results in a 12.75% yield on the note; and (c) 25% of the remaining balance thereof.

Under the first mortgage note agreement, effective
January 1, 1994, the principal may be repaid in whole, but not in part, upon the payment of a prepayment penalty equal to 5% of the outstanding principal balance. Thereafter, prepayment penalties decline 1% annually.

                             Westmont Project
                Notes to Financial Statements (continued)

4. Mortgage Notes Payable (continued)

During 1992, Mr. Fogelman, FMLP and other defendants settled litigation with certain investors in FMLP, the holder of the Project's first mortgage note. Pursuant thereto, funds placed by Mr. Fogelman in trust to satisfy his guarantee related to the mortgage note were released to FMLP and applied as payment of accrued basic interest.
Mr. Fogelman was then released from his guarantee on the note and Mr. Fogelman and an affiliated entity withdrew as general partners from FMLP.
Accordingly, the first mortgage note payable to FMLP is solely a nonrecourse note collateralized by the Project.

In accordance with the transfer of funds to FMLP discussed in the preceding paragraph, the Project recorded a second mortgage note payable to Mr.
Fogelman in the amount of $1,089,000, which was the amount of funds transferred to FMLP. The note bears interest at the prime rate plus 2%, adjustable monthly (10.5% and 10.25% at December 31, 1997 and
1996, respectively), and the principal and accrued interest mature July 1, 1999. The note and interest thereon are subordinate to the first mortgage note and related interest payable to FMLP discussed above. The note may be prepaid, subject to the subordination provisions above, at any time without penalty.

5. Related Party Transactions

Fogelman Management Co. (FMC), which is owned by Mr. Fogelman, manages the Project and charges management fees equal to 5% of gross operating revenues, as defined in the management agreement.
Management fees paid by the Project were approximately $195,000, $190,000, and $185,000, for
1997, 1996, and 1995, respectively.

FMC obtains insurance coverage for all properties it manages and allocates the related costs proportionately among the properties.

6. Fair Values of Financial Instruments

The following methods and assumptions were used by the Project's management in estimating fair value disclosures for financial instruments:

The carrying amounts reported in the balance sheet for restricted funds and escrows, Due to FPI
Chesterfield, L. P. and related entities, and other accrued expenses approximate fair value.

The fair value of the first mortgage note and accrued interest, when combined with the outstanding amount of the first mortgage note and accrued interest of FPI Royal View, Ltd., L.P.
($28,332,575), an affiliate, approximates the payoff amount described in Note 7.

                             Westmont Project
                Notes to Financial Statements (continued)

6. Fair Values of Financial Instruments (continued)

Management of the Project has determined that it is not practicable to estimate the fair value of the second mortgage note payable to Mr. Fogelman and related accrued interest since these obligations are subordinate to the first mortgage note.

7. Subsequent Event

On January 30, 1998, FELP, Avron B. Fogelman and
FMLP entered into an agreement ("Payoff Agreement") which provides that FELP will pay (or cause to be paid on behalf of the Partnership) to FMLP, in full satisfaction of the first mortgage loan and related accrued interest of the Partnership, as well as, the first mortgage loan and related accrued interest of FPI Royal View, Ltd., L.P.
(collectively referred to as "Mortgage Loans"), the following: (i) $48,000,000 and (ii) an amount, if any, by which the aggregate amount of interest paid to FMLP with respect to the Mortgage Loans for the period October 1, 1997 through the closing is less than interest on the principal amount of the Mortgage Loans ($46,065,000) at an annual interest rate of 7.7%.

The obligation of FMLP to close under the Payoff
Agreement is subject to the approval by a majority in interest of the unitholders of FMLP.
Additionally, FELP's obligation to close is subject to the closing occurring on or before May 29, 1998, unless FELP in its sole discretion agrees to the closing on a later date.

FELP and Avron B. Fogelman have reached an agreement in principle with (i) Connecticut General
Life Insurance Company ("CIGNA") respecting the terms and conditions of new first mortgage financing and (ii) General Electric Capital
Corporation ("GECC") respecting the terms of a new equity investment. The funds from CIGNA and GECC, together with funds provided by FELP and/or its affiliates, would repay the Mortgage Loans.

                                                          1997
--------------------------------------------------------------------------------
Fogelman Mortgage L.P. I                                  Annual
                                                          Report

Price Waterhouse LLP (LOGO)
1177 Avenue of the Americas
New York, NY 10036
Telephone 212 596-7000
Facsimile 212 596-8910

Report of Independent Accountants

February 13, 1998
To the Unitholders and
General Partner of
Fogelman Mortgage L.P. I

In our opinion, the accompanying statements of financial condition and the related statements of operations, changes in partners' capital and cash flows present fairly, in all material respects, the financial position of Fogelman Mortgage L.P. I at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the general partner; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the general partner, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Deloitte & Touche LLP (LOGO)
Two World Financial Center
New York, New York 10281-1414
Telephone (212) 436-2000
Facsimile (212) 436-5000

Independent Auditors' Report

To the Partners of
Fogelman Mortgage L.P. I

We have audited the accompanying statements of operations, changes in partners' capital and cash flows of Fogelman Mortgage L.P. I (a Tennessee Limited Partnership) for the year ended December 31, 1995. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the General Partner, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the results of operations and cash flows of Fogelman Mortgage L.P. I for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
February 12, 1996

                                       2A

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                       STATEMENTS OF FINANCIAL CONDITION

                                                                              December 31,
                                                                       ---------------------------
                                                                          1997            1996
--------------------------------------------------------------------------------------------------
ASSETS
Investments in mortgage loans                                          $25,701,746     $26,123,955
Cash and cash equivalents                                                  420,884       1,708,313
Deferred general partner's fees (net of accumulated amortization
  of $2,153,435 in 1997 and $1,949,939 in 1996)                            285,565         489,061
                                                                       -----------     -----------
Total assets                                                           $26,408,195     $28,321,329
                                                                       -----------     -----------
                                                                       -----------     -----------

LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Deposits held for tax obligations of underlying properties             $    86,068     $    88,550
Due to affiliates                                                           73,238          71,794
Accrued expenses                                                           177,179          45,362
                                                                       -----------     -----------
Total liabilities                                                          336,485         205,706
                                                                       -----------     -----------
Partners' capital
Unitholders (54,200 units issued and outstanding)                       26,305,236      28,328,711
General partner                                                           (233,526)       (213,088)
                                                                       -----------     -----------
Total partners' capital                                                 26,071,710      28,115,623
                                                                       -----------     -----------
Total liabilities and partners' capital                                $26,408,195     $28,321,329
                                                                       -----------     -----------
                                                                       -----------     -----------
--------------------------------------------------------------------------------------------------
                 The accompanying notes are an integral part of these statements.

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                            STATEMENTS OF OPERATIONS

                                                                    Year ended December 31,
                                                            ----------------------------------------
                                                               1997           1996           1995
----------------------------------------------------------------------------------------------------
REVENUES
Equity income from the underlying properties                $1,633,515     $2,557,797     $2,166,858
Interest income                                                 49,251         85,190        103,340
                                                            ----------     ----------     ----------
                                                             1,682,766      2,642,987      2,270,198
                                                            ----------     ----------     ----------
EXPENSES
General and administrative                                     322,261        124,620        137,046
Amortization of deferred general partner's fees                203,496        203,496        203,496
                                                            ----------     ----------     ----------
                                                               525,757        328,116        340,542
                                                            ----------     ----------     ----------
Net income                                                  $1,157,009     $2,314,871     $1,929,656
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
ALLOCATION OF NET INCOME
Unitholders                                                 $  917,417     $2,063,701     $1,682,338
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
General partner:
Special distribution                                        $  230,325     $  230,325     $  230,325
Other                                                            9,267         20,845         16,993
                                                            ----------     ----------     ----------
                                                            $  239,592     $  251,170     $  247,318
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
Net income per depositary unit                              $    16.93     $    38.08     $    31.04
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------
----------------------------------------------------------------------------------------------------

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

                                                                            GENERAL
                                                           UNITHOLDERS      PARTNER         TOTAL
----------------------------------------------------------------------------------------------------
Partners' capital (deficit)--December 31, 1994             $31,053,609     $(185,566)    $30,868,043
Net income                                                   1,682,338       247,318       1,929,656
Distributions                                               (3,116,500)     (261,805)     (3,378,305)
                                                           -----------     ---------     -----------
Partners' capital (deficit)--December 31, 1995              29,619,447      (200,053)     29,419,394
Net income                                                   2,063,701       251,170       2,314,871
Distributions                                               (3,354,437)     (264,205)     (3,618,642)
                                                           -----------     ---------     -----------
Partners' capital (deficit)--December 31, 1996              28,328,711      (213,088)     28,115,623
Net income                                                     917,417       239,592       1,157,009
Distributions                                               (2,940,892)     (260,030)     (3,200,922)
                                                           -----------     ---------     -----------
Partners' capital (deficit)--December 31, 1997             $26,305,236     $(233,526)    $26,071,710
                                                           -----------     ---------     -----------
                                                           -----------     ---------     -----------
----------------------------------------------------------------------------------------------------
                  The accompanying notes are an integral part of these statements.

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                            STATEMENTS OF CASH FLOWS

                                                                    Year ended December 31,
                                                          -------------------------------------------
                                                             1997            1996            1995
-----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Interest received from mortgage loans                     $ 2,055,724     $ 3,561,452     $ 3,559,892
Interest received from cash equivalents                        49,251          85,190         103,340
Cash received for tax obligations of underlying
  properties                                                  640,207         480,838         615,068
Cash paid for tax obligations of underlying properties       (642,689)       (620,853)       (586,186)
General and administrative expenses paid                     (189,000)       (143,315)       (124,503)
                                                          -----------     -----------     -----------
Net cash provided by operating activities                   1,913,493       3,363,312       3,567,611

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to partners                                  (3,200,922)     (3,618,642)     (3,378,305)
                                                          -----------     -----------     -----------
Net increase (decrease) in cash and cash equivalents       (1,287,429)       (255,330)        189,306
Cash and cash equivalents at beginning of year              1,708,313       1,963,643       1,774,337
                                                          -----------     -----------     -----------
Cash and cash equivalents at end of year                  $   420,884     $ 1,708,313     $ 1,963,643
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------

RECONCILIATION OF NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES

Net income                                                $ 1,157,009     $ 2,314,871     $ 1,929,656
                                                          -----------     -----------     -----------
Adjustments to reconcile net income to net cash
  provided by operating activities:
Amortization of deferred general partner's fees               203,496         203,496         203,496
Equity income from the underlying properties               (1,633,515)     (2,557,797)     (2,166,858)
Interest received from mortgage loans                       2,055,724       3,561,452       3,559,892
Changes in:
  Deposits held for tax obligations of underlying
  properties                                                   (2,482)       (140,015)         28,882
  Due to affiliates                                             1,444         (24,161)         12,022
  Accrued expenses                                            131,817           5,466             521
                                                          -----------     -----------     -----------
Total adjustments                                             756,484       1,048,441       1,637,955
                                                          -----------     -----------     -----------
Net cash provided by operating activities                 $ 1,913,493     $ 3,363,312     $ 3,567,611
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------
-----------------------------------------------------------------------------------------------------
                  The accompanying notes are an integral part of these statements.

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
                         NOTES TO FINANCIAL STATEMENTS

A. General

   Fogelman Mortgage L.P. I (the 'Partnership'), a Tennessee limited partnership, was formed on September 4, 1986 and will terminate on December 31, 2016 unless terminated sooner under the provisions of the Amended and Restated Certificate and Agreement of Limited Partnership, as amended ('Partnership Agreement'). The Partnership was formed to invest in and hold loans evidenced by notes secured by first liens on two apartment complexes developed by affiliates of Avron B. Fogelman ('ABF'). The Partnership invested in two mortgage loans (the 'Mortgage Loans') which provided construction and permanent financing for the development of two multi-family residential apartment complexes.

   The general partner of the Partnership is Prudential-Bache Properties, Inc. ('PBP' or the 'General Partner'), a wholly owned subsidiary of Prudential Securities Group Inc. Prudential-Bache Investor Services II, Inc. is the Assignor Limited Partner of the Partnership. ABF and Fogelman Mortgage Partners I, Inc. ('FMPI') withdrew from the Partnership and transferred their interests as general partners to PBP as of December 14, 1992.

   On January 30, 1998, the Partnership entered into an amended and restated payoff agreement (the 'Payoff Agreement') with Fogelman Enterprises, L.P., a Delaware limited partnership ('FELP') and ABF. Through PBP, the Partnership has advised FELP that the Partnership will accept the Payoff Amount, as hereinafter defined, in full satisfaction of the Mortgage Loans if the Transactions, as hereinafter defined, are approved by a majority in interest of the Unitholders of the Partnership. PBP has received a written opinion from its advisor to the effect that the offer to pay off the Mortgage Loans pursuant to the terms of the Payoff Agreement (the 'Transactions') are fair to the Partnership and the Unitholders from a financial point of view. If the Transactions are approved by the Unitholders, the Partnership intends to consummate the Transactions, distribute the Payoff Amount (net of expenses) and the remaining net assets of the Partnership and liquidate the Partnership.

   Pursuant to the Payoff Agreement, FELP has agreed to pay to the Partnership the payoff amount ('Payoff Amount') of $48,000,000 and an amount, if any, by which the aggregate amount of interest paid to the Partnership in respect of the Mortgage Loans for the period from October 1, 1997, through the closing of the Transactions is less than the interest on the face amount of the Mortgage Loans during such period calculated at an annual rate of 7.7%.

   The Transactions must be consummated not later than May 29, 1998.

B. Summary of Significant Accounting Policies

Basis of accounting

   The books and records of the Partnership are maintained on the accrual basis of accounting in accordance with generally accepted accounting principles.

   The preparation of financial statements in conformity with generally accepted accounting principles requires the General Partner to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred general partner's fees

   Deferred general partner's fees are amortized on a straight-line basis over the lives of the mortgage loans, which are twelve years.

Investments in mortgage loans

   Investments in mortgage loans are accounted for on the equity method. Such investments are adjusted for net income or loss from the underlying properties (before the accrual of interest expense and depreciation of certain capitalized costs not financed by the Partnership) and are decreased by interest received from the mortgage loans.

Cash and cash equivalents

   Cash and cash equivalents include money market funds whose cost approximates market value.

Income taxes

   The Partnership is not required to provide for, or pay, any Federal or state income taxes. Income tax attributes that arise from its operations are passed directly to the individual partners. The Partnership may be subject to other state and local taxes in jurisdictions in which it operates.

Profit and loss allocation and distributions

   Net profits or losses are allocated 99% to the Unitholders and 1% to the General Partner after giving effect to the allocation of the special distribution. As more fully described in the Partnership Agreement, PBP receives a special distribution equal to 0.5% per annum of the mortgage loan principal outstanding, limited to 10% of all distributions of adjusted cash from operations, payable quarterly. In addition, distributions of cash are made based on adjusted cash flow from operations as defined in the Partnership Agreement after giving effect to the special distribution to the General Partner.

C. Investments in Mortgage Loans

   A summary of the investments in mortgage loans is as follows:

                                                       Pointe Royal           Westmont
                                                           Loan                 Loan             Total
                                                    ------------------     --------------     -----------
Balance at December 31, 1994                           $ 14,386,564         $ 14,134,080      $28,520,644
Equity income from the underlying properties              1,013,501            1,153,357        2,166,858
Interest received from mortgage loans                    (1,757,556)          (1,802,336)      (3,559,892)
                                                    ------------------     --------------     -----------
Balance at December 31, 1995                             13,642,509           13,485,101       27,127,610
Equity income from the underlying properties              1,132,286            1,425,511        2,557,797
Interest received from mortgage loans                    (1,537,179)          (2,024,273)      (3,561,452)
                                                    ------------------     --------------     -----------
Balance at December 31, 1996                             13,237,616           12,886,339       26,123,955
Equity income from the underlying properties                710,719              922,796        1,633,515
Interest received from mortgage loans                      (711,835)          (1,343,889)      (2,055,724)
                                                    ------------------     --------------     -----------
Balance at December 31, 1997                           $ 13,236,500         $ 12,465,246      $25,701,746
                                                    ------------------     --------------     -----------
                                                    ------------------     --------------     -----------

   The Partnership has invested in Mortgage Loans with two partnerships in which ABF and FELP are the general partners: FPI Royal View Ltd., L.P. on April 23, 1987 for $22,745,000 (the 'Pointe Royal Loan') and FPI Chesterfield, L.P. on July 8, 1987 for $23,320,000 (the 'Westmont Loan'). At December 31, 1997, the accrued interest liability at the property level was approximately $5,588,000 and $6,119,000 for Pointe Royal and Westmont, respectively. This accrued interest plus the original loan principal balances aggregate approximately $57,772,000. The ultimate collectibility of the accrued interest as well as the full principal balances of the mortgages will depend upon the value of the underlying properties, which are estimated, based on the most recent third party appraisals, to be less than the amounts due. However, the estimated property values exceed the carrying amount of the Partnership's investment in mortgage loans which is recorded using the equity method of accounting. The values of Pointe Royal and Westmont estimated in the appraisal reports were $24,200,000 and $25,600,000, respectively, as of April 15, 1997. (See Note A for discussion of the proposed payoff of the Mortgage Loans.)

   A plan for the consensual reorganization of the business and affairs of ABF and related entities closed on July 31, 1990 (the 'Plan'). The Plan provided for, among other things, the modification of loans and credit relationships between lenders and ABF and related affiliates, including those of the Partnership. The two notes executed by FPI Royal View, Ltd., L.P. and FPI Chesterfield, L.P. and the loan agreements executed in connection with such notes and the two mortgages with respect to Westmont Apartments and Pointe Royal Apartments securing those notes were modified, effective as of January 1, 1990. The principal effect of such modifications was to make the indebtedness evidenced by the notes repayable on a cash flow basis, with the difference between the amount actually paid and the original pay rate of 9.5% per annum being accrued in a separate account on the books of FPI Royal View, Ltd., L.P. and FPI Chesterfield, L.P., as discussed above, and bearing interest at 9.5% per annum.

   For the three years ended December 31, 1997, interest received from the net property cash flow has been less than the original pay rate of 9.5% per annum.

D. Income Taxes

   The following is a reconciliation of net income for financial reporting purposes to net income for tax reporting purposes.

                                                          Year ended December 31,
                                                 -----------------------------------------
                                                    1997           1996           1995
                                                 -----------    -----------    -----------
Net income per financial statements              $1,157,009     $2,314,871     $1,929,656
Equity income from the underlying properties     (1,633,515 )   (2,557,797 )   (2,166,858 )
Interest received from mortgage loans             2,055,724      3,561,452      3,559,892
                                                 -----------    -----------    -----------
Tax basis net income                             $1,579,218     $3,318,526     $3,322,690
                                                 -----------    -----------    -----------
                                                 -----------    -----------    -----------

   The differences between the tax basis and book basis of partners' capital are primarily attributable to the cumulative effect of the book to tax income adjustments and the timing of distributions.

E. Related Parties

   The General Partner and its affiliates perform services for the Partnership which include, but are not limited to: accounting and financial management; registrar, transfer and assignment functions; asset management; investor communications; printing and other administrative services. The amount of reimbursement from the Partnership for these services is limited by the provisions of the Partnership Agreement. The costs and expenses were approximately $79,000, $52,000 and $79,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

   An affiliate of FMPI continues to manage the properties for which it earned approximately $388,000, $386,000 and $373,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Partnership maintains an account with the Prudential Institutional Liquidity Portfolio Fund, an affiliate of PBP, for investment of its available cash in short-term instruments pursuant to the guidelines established by the Partnership Agreement.

   Prudential Securities Incorporated, an affiliate of PBP, owns 835 units at December 31, 1997.

F. Summarized Property Financial Information

   Presented below is summarized property financial information for the properties underlying the Partnership's two mortgage loan investments.

                                                                                                               December
                                  December 31, 1997                           December 31, 1996                31, 1995
                       WESTMONT     POINTE ROYAL      TOTAL        WESTMONT     POINTE ROYAL      TOTAL        WESTMONT
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
Assets:
Property, net of
 accumulated
 depreciation         $15,082,155   $ 16,101,304   $31,183,459    $15,496,020   $ 16,223,155   $31,719,175    $16,117,409
Other assets              339,654        217,407       557,061        277,715        160,591       438,306        335,552
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                      $15,421,809   $ 16,318,711   $31,740,520    $15,773,735   $ 16,383,746   $32,157,481    $16,452,961
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
Liabilities:
First mortgage note
 payable to the
 Partnership          $23,320,000   $ 22,745,000   $46,065,000    $23,320,000   $ 22,745,000   $46,065,000    $23,320,000
Second mortgage note
 payable to ABF         1,089,000      1,063,000     2,152,000      1,089,000      1,063,000     2,152,000      1,089,000
Other liabilities       7,742,030      7,755,052    15,497,082      6,083,538      5,724,875    11,808,413      5,361,963
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                      $32,151,030   $ 31,563,052   $63,714,082    $30,492,538   $ 29,532,875   $60,025,413    $29,770,963
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------


                      POINTE ROYAL      TOTAL
                      ------------   ------------
Assets:
Property, net of
 accumulated
 depreciation         $ 16,617,500   $32,734,909
Other assets               250,658       586,210
                      ------------   ------------
                      $ 16,868,158   $33,321,119
                      ------------   ------------
                      ------------   ------------
Liabilities:
First mortgage note
 payable to the
 Partnership          $ 22,745,000   $46,065,000
Second mortgage note
 payable to ABF          1,063,000     2,152,000
Other liabilities        4,691,304    10,053,267
                      ------------   ------------
                      $ 28,499,304   $58,270,267
                      ------------   ------------
                      ------------   ------------

                                                                                                              Year Ended
                                     Year Ended                                  Year Ended                    December
                                  December 31, 1997                           December 31, 1996                31, 1995
                      -----------------------------------------   -----------------------------------------   -----------
                       WESTMONT     POINTE ROYAL      TOTAL        WESTMONT     POINTE ROYAL      TOTAL        WESTMONT
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
Revenues:
Rental income         $ 3,761,133   $  3,734,047   $ 7,495,180    $ 3,669,349   $  3,771,718   $ 7,441,067    $ 3,547,581
Interest and other
 income                   137,721        128,129       265,850        137,427        165,052       302,479        161,780
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                        3,898,854      3,862,176     7,761,030      3,806,776      3,936,770     7,743,546      3,709,361
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
Expenses:
Operating               2,173,193      2,398,690     4,571,883      1,651,281      2,064,220     3,715,501      1,812,435
Interest                2,881,056      2,754,848     5,635,904      2,774,158      2,600,663     5,374,821      2,693,697
Depreciation              837,524        803,850     1,641,374        782,138        745,929     1,528,067        795,726
Write-off of fixed
 assets                    17,499             --        17,499             --         43,941        43,941             --
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                        5,909,272      5,957,388    11,866,660      5,207,577      5,454,753    10,662,330      5,301,858
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
Net loss              $(2,010,418)  $ (2,095,212)  $(4,105,630 )  $(1,400,801)  $ (1,517,983)  $(2,918,784 )  $(1,592,497)
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------
                      -----------   ------------   ------------   -----------   ------------   ------------   -----------


                      POINTE ROYAL      TOTAL
                      ------------   ------------
Revenues:
Rental income         $  3,615,886   $ 7,163,467
Interest and other
 income                    137,665       299,445
                      ------------   ------------
                         3,753,551     7,462,912
                      ------------   ------------
Expenses:
Operating                1,686,854     3,499,289
Interest                 2,524,077     5,217,774
Depreciation               749,890     1,545,616
Write-off of fixed
 assets                    354,386       354,386
                      ------------   ------------
                         5,315,207    10,617,065
                      ------------   ------------
Net loss              $ (1,561,656)  $(3,154,153 )
                      ------------   ------------
                      ------------   ------------

G. Subsequent Event

   On January 30, 1998, the Partnership entered into the Payoff Agreement with FELP and ABF (see Note A).

   In February 1998, distributions of approximately $623,000 were paid to the Unitholders and distributions of approximately $6,000 were paid to the General Partner for the quarter ended December 31, 1997.

                            FOGELMAN MORTGAGE L.P. I
                            (a limited partnership)
   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

Liquidity and Capital Resources

   The Partnership provides permanent financing for two multi-family residential apartment complexes. As of December 31, 1997, the Partnership had $421,000 of funds available which may be used to pay distributions, unanticipated or extraordinary expenses, real estate taxes and other costs relating to the operation and administration of the Partnership's business. Significant amounts of cash were expended at the properties in 1997 for improvements and repairs and maintenance. These expenditures partially offset cash flow paid by the properties to the Partnership in the form of interest.

   The distribution for the three months ended December 31, 1997 was funded from current and prior undistributed cash flow from operations. Because of the increased competition in the two market areas in which the properties underlying the Partnership's mortgage loan investments are located, there has been an increase in the properties' capital expenditures in order to maintain their competitiveness. As a result of these increased capital expenditures, the General Partner has lowered the distribution to 4.6% on an annualized basis or $11.50 per unit per quarter beginning with the distribution made for the second quarter of 1997. The Partnership currently does not expect that quarterly cash distributions will continue to be paid in the future subject to the approval by the Unitholders of the proposed disposition of the Mortgage Loans. (See Note A to the financial statements.)

Results of Operations

   Net income decreased by $1,158,000 and increased by $385,000 for the years ended December 31, 1997 and 1996, respectively, as compared to the prior years.

   For financial reporting purposes, the Partnership's Mortgage Loans are considered, in substance, to be investments in real estate and are accounted for using the equity method. Equity income from the underlying properties (which increases the carrying value of the original investment) decreased $924,000 and increased $391,000 for the years ended December 31, 1997 and 1996, respectively, as compared to the prior years. The 1997 decrease was primarily due to increased repairs and maintenance at Pointe Royal and Westmont of $269,000 and $431,000, respectively. In addition, depreciation expense increased at Pointe Royal and Westmont by $58,000 and $55,000, respectively, as a result of increased capital improvements at both properties. The 1996 increase was primarily due to higher rental rates at both properties.

   Interest received from mortgage loans for the years ended December 31, 1997 and 1996 of $2,056,000 and $3,561,000, respectively, is accounted for as distributions and, accordingly, reduces the carrying value of the original investment. Interest received (paid from property cash flow) decreased $1,505,000 for the year ended December 31, 1997 as compared to the same period in 1996 primarily due to the reasons discussed above in addition to an increase in capital improvements at the properties. Capital improvements increased $286,000 and $280,000 at Pointe Royal and Westmont, respectively, in 1997 as compared to 1996.

   At December 31, 1997, the accrued interest liability at the property level was $5,588,000 and $6,119,000 for Pointe Royal and Westmont, respectively. This accrued interest plus the original loan principal balances aggregate $57,772,000. As of December 31, 1997, 1996 and 1995, the cumulative differences between the original pay rate of 9.5% per annum and the cash paid were $11,707,000, $8,477,000 and $6,975,000, respectively, including accrued interest on the unpaid balance. The ultimate collectibility of the accrued interest as well as the full principal balances of the mortgage loans will depend upon the value of the underlying properties which are estimated, based on the most recent third party appraisals, to be less than the amounts due. However, the estimated property values exceed the Partnership's carrying amount of the investment in mortgage loans which is recorded using the equity method of accounting. (See Note A to the financial statements for discussion of the proposed payoff of the Mortgage Loans.)

   Average occupancy rates for the underlying properties were as follows:

                               December 31,
                         ------------------------
                         1997      1996      1995
                         ----      ----      ----
Westmont                 96.7%     96.2%     96.2%
Pointe Royal             96.7      98.0      98.3

   Despite the occupancy rates, competition in local markets results in rental rates that are below what is required to pay debt service at the original pay rate of 9.5%.

   Interest income from cash equivalents decreased by $36,000 and $18,000 respectively, for 1997 and 1996 as compared to the respective prior years primarily due to lower cash balances in 1997 compared to 1996 and lower interest rates in 1996 compared to 1995.

   General and administrative expenses increased by $198,000 in 1997 and decreased by $12,000 in 1996. The increase in 1997 was primarily due to professional fees incurred in connection with the Partnership preparing a consent solicitation statement to the Unitholders in connection with the proposed payoff of the Partnership's Mortgage Loans.

                               OTHER INFORMATION

   The Partnership's Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available to Unitholders without charge upon written request to:

        Fogelman Mortgage L.P. I
        P.O. Box 2016
        Peck Slip Station
        New York, New York 10272-2016

                                   BULK RATE
Peck Slip Station
                                  U.S. POSTAGE
P.O. Box 2016
                                      PAID
New York, NY 10272
                                 Automatic Mail
FMLP/170970